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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-05127

             Advance Capital I, Inc.
(Exact name of registrant as specified in charter)

		One Towne Square, Suite 444
             Southfield, Michigan                  48076

       (Address of principal executive offices)	(Zip code)

            Robert J. Cappelli, President
            Advance Capital I, Inc.
            One Towne Square, Suite 444
            Southfield, Michigan 48076
       (Name and Address of agent for service)

Registrant's telephone number, including area code:  (248) 350-8543

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.
The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. section 3507.


Item 1. Report to Shareholders.


                                                         Advance Capital I

                                                     AN INVESTMENT COMPANY
                                                           WITH FOUR FUNDS

Annual Report
December 31, 2009

Table of Contents
 1 A Letter to Our Shareholders
 3 Discussion of Fund Performance
12 Financial Highlights
18 Equity Growth Fund
22 Balanced Fund
29 Retirement Income Fund
34 Core Equity Fund
35 Statements of Assets and Liabilities
36 Statements of Operations
37 Statements of Changes in Net Assets
39 Notes to Financial Statements
45 Report of Independent Registered Public Accounting Firm
46 Additional Information


Advance Capital's Pledge:
We understand that investing in any mutual fund is a leap of faith. We recognize that trust, integrity and honesty are just a few of the attributes you should expect from any financial organization. Our commitment to you is to hold true to these standards by putting your interests first at all times. We will work hard each and every day to provide you with quality service as well as our best long-term investment advice. We pledge to maintain the highest standards of TRUST, INTEGRITY & HONESTY in all of our dealings with you.

Sincerely,
Advance Capital I, Inc. Board of Directors, Management, and Staff

Dear Shareholders,
The volatile and unpredictable episode of the last year is reminiscent of a person that has lived through a near death experience. When you ask how the incident has changed their life, they often respond with a new found appreciation for the simple things in life and a more optimistic outlook.
The effects are usually long lasting and life altering.
The events of the past year, both in the economy and the capital markets, produced their own version of a near death experience for investors, consumers and our entire financial system. The perfect storm of toxic assets, over leveraged consumers and financial institutions culminated with the massive credit crisis of late 2008 and into 2009. During the first quarter of 2009, this crisis turned into a full blown panic. The credit problems appeared vast enough to force the economy into a depression and sink the capital markets. It wasn't until the unprecedented intervention by the federal government and U.S. Treasury department to "save the system" in the early part of 2009, that the panic ebbed and a bit of normalcy returned. Yet, the aftermath of these tumultuous events have left an indelible impression on many individuals with potential long-term social and economic ramifications.

When the government finally realized the magnitude of the credit crisis and the potential catastrophic impact on the economy if left unchecked, they took action. The basic theme of their plan was to re-inflate the economy by pumping massive amounts of capital into the financial system. Early in the year, Congress passed a politically charged, $787 billion stimulus package. It was termed the American Recovery and Reinvestment Act of 2009 with the purpose of investing in various projects, spurring economic growth and creating new jobs.
The Federal Reserve took their own action to help the economy by lowering short-term interest rates to 0.25 percent, buying mortgage and treasury debt in the open market and other programs aimed at stabilizing the financial system. The Troubled Assets
Relief Program (TARP) was also established by the U.S. Treasury department with the specific goal of stabilizing the financial system and preventing a systematic collapse.

While a bit of euphoria is expected after this near-death economic and market episode, we are left with a plethora of obstacles on our road to a full-blown recovery-falling home prices, volatile capital markets, weak economic growth, high unemployment and large federal deficits to name a few. Maneuvering through these problems will not be easy or without pitfalls, but it is a journey we all have to take - one step at a time.


Capital Market Performance
The wild volatility in the capital markets during 2009 reflected the stress in the system and the push and pull of the many negative and some positive cross currents facing the economy. From the end of 2008 to early March 2009, the S&P 500 Index was off about 24 percent. By the end of 2009, the index had returned a positive 26.5 percent. While this represents about a 66 percent increase from the March lows, it still represents about a 30 percent decline from the peak in October 2007. This volatile and positive trending environment produced very solid results for the Advance Capital I Funds.
For the year, the Equity Growth Fund retail shares returned 44.1 percent as compared to the Lipper
Mid Cap Growth Index which returned 42.7 percent and the S&P 400 Mid-Cap Index which returned 37.4 percent. The Balanced Fund retail shares, with a mix of stocks and bonds returned
22.8 percent, compared to the Lipper Balanced
Index which returned 23.4 percent. The Retirement
Income Fund retail shares returned 17.1 percent as compared to the Lipper BBB Index return of 19.4 percent and the Barclays Aggregate Bond Index return of 5.9 percent. The Core Equity Fund retail shares returned 33.2 percent, compared to the S&P
500 Index which returned 26.5 percent.

Looking Ahead

The most glaring fall-out to the economy from the credit crisis is historically high unemployment and reduced consumer spending. Since the end of 2008, the civilian unemployment rate has shot up to about
10.0 percent from 7.2 percent. This represents the highest rate in the last 26 years and the largest increase since the Great Depression. With nearly 15.1 million people out of work and another 9.2 million working part-time, the civilian U.S. unemployment rate is now higher than in Europe. According to a recent Manpower Employment Outlook Survey, the net employment indicator is at the worst-ever level for the survey which dates back to 1962. With so many people out of work, it is not surprising to note that personal income and spending has been muted during this recessionary period. Yet with the recent cash-for-clunkers program and other incentives, consumers have started to tepidly spend again.
The kind of recovery we are experiencing today favors the slow-growth contingent, rather than those predicting a double-dip recession. While economic growth returned in the last part of 2009, the question remains whether there will be enough growth momentum to continue well into 2010. A lot will depend on whether the federal stimulus programs actually do what they were designed to do stimulate.
The government has already earmarked trillions in bailout and stimulus money, with more on the way. The combination of higher worker productivity along with very lean corporate balance sheets, should keep the recovery thesis in place.
The main concerns going forward are the prospects of higher infl ation, muted job growth and another wave in the credit crisis. While deflation is the issue of today, with the U.S fiscal deficits over $1 trillion and the Treasury printing money like no tomorrow, it is no wonder that inflationary concerns are escalating among investors. It appears the Federal
Reserve will keep interest rates low enough to ensure the economy is back on its feet at the expense of potentially higher inflation and interest rates in the short term. The Federal Reserve has stated they will keep interest rates low until the recovery is well established.
On the employment front, as the economy slowly recovers, the unemployment rate is expected to stay around 9 to 10 percent through most of 2010. This will put further strain on consumer spending and likely limit upside economic growth. Lastly, while the worst of the credit crisis is behind us, there could be more pain ahead for governments around the world. The massive infusions of capital in to the financial system by world governments have left many with large federal deficits and staggering funding requirements. The debt ratings of Dubai and Greece have already been lowered by rating agencies with several more high profile countries on the watch list, including France and Great Britain.
While there are many headwinds on the road to a recovery in the economy and the capital markets, history has reminded us time and again that in a capitalistic society, panics, economic disruptions and extreme market volatility can occur. We only need to pull out the history books from the 1930's, 1940's and 1970's to be reminded of this fact. In each of these periods, we collectively faced the issues, planned for the future and fixed the problems. This time shouldn't be any different and the economy and capital markets should continue to respond positively as these issues are worked through. We remind investors to stay diversified, control expenses and focus on the long term. Our team continues to diligently work hard on your behalf to monitor the plethora of information and make changes to portfolios as data warrants. Again, we thank you for the continued confidence in our firm, in our people and our investment advice.


/S/ Robert J. Cappelli

    Robert J. Cappelli
    President
    Advance Capital I, Inc.


/S/ Christopher M. Kostiz

    Christopher M. Kostiz
    President
    Advance Capital Management, Inc.

EQUITY GROWTH FUND (Unaudited)

Seeks to provide investors with long-term growth of capital by investing primarily in stocks of small and medium-sized companies.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2009]

             Summary Investment Portfolio December 31, 2009*

   Consumer Non-Cyclical         24.6%
   Technology                    16.2%
   Industrial                    14.5%
   Consumer Cyclical             12.8%
   Communications                 8.2%
   Energy                         8.1%
   Financial                      8.0%
   Basic Materials                4.6%
   Cash & Others                  2.2%
   Utilities                      0.8%



         Top Equity Holdings*

   TJX Cos., Inc.                 0.98%
   Precision Castparts Corp.      0.89%
   Lorillard, Inc.                0.79%
   Avon Products, Inc.            0.79%
   Intercontinentalexchange, Inc. 0.77%
   Coach, Inc.                    0.75%
   Brown-Foreman Corp.            0.73%
   McCormick & Co., Inc.          0.72%
   Paychex, Inc.                  0.71%
   Intuit, Inc.                   0.71%

  * Percentages based on Total Net Assets



    MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)

2009 Results

Both the economy and the capital markets experienced severe volatility during the year as the consequences of last year's credit crisis continued to unfold. Once the mechanisms were in place to at least halt the slide, investors returned to the capital markets in search of bargains. For the year, the Equity Growth Fund returned 44.1 percent while the S&P 400 Mid Cap
Index posted a positive 37.4 percent return and the Lipper Mid Cap Growth Index was up 42.7 percent.


What helped the Fund
The combination of the massive intervention by the federal government along with very low interest rates helped to quell the credit induced panic which began in late 2008. As investors came back into the market, small and mid cap stocks performed very well for the year. Some of the best performing stocks in the Equity Growth Fund were in the technology and industrial sectors. In technology, Marvell
Technology, which designs, develops and markets integrated circuits was one of the top contributors to fund returns. The company benefited from a general rebound in technology spending. Seagate Technology, which designs and markets disk drives, realized a dramatic rebound in their stock price as the business environment improved and investors searched for bargains. Another stellar performer in the technology segment was Cognizant Technology Solutions. The company provides custom information consulting and technology services as well as outsourcing solutions.
The rebound in business spending on technology helped to propel earnings and the company's stock price higher. Other technology stocks which contributed to fund returns included NetAPP and Red Hat. In general, technology stocks rebounded as business searched for initiatives to streamline operations and reduce costs. TJX Companies, the offprice apparel and home fashion retailer, was another significant contributor to fund performance during the year. The company benefited from the economic slowdown and more cost conscience consumer. Other notable contributors to the fund's return were Intuitive
Surgical, which designs and markets an innovative surgical system, and Precision Castparts which is a worldwide manufacturer of complex metal components and products.


What hurt the Fund
Although the markets bounced back from their depressed levels as economic conditions stabilized, some sectors lagged which negatively contributed to fund performance during the year. The detracting sectors were diverse and generally tied to economic growth. The stock of MetroPCS Communictions, which is a wireless communications provider throughout the U.S., was hurt by intense competition and weaker demand. The stock of another cellular provider, Leap Wireless declined significantly during the year.
The company provides mobile wireless services to under-served customers and was negatively impacted due to weak economic conditions. The computer company Palm, which provides mobile computing products through Internet, retail and wireless channels throughout the world, negatively impacted fund returns. Although the stock price rebounded dramatically during the year, it was added to the fund late in 2009 and the subsequent short-term decline detracted from fund returns. From about September through December the stock declined about 25 percent. In the consumer sector, Apollo Group, which is one of the largest providers of higher education programs for working adults, was hurt by volatile economic conditions and weaker demand. In the energy sector, both Sunoco and NRG Energy produced negative results for the fund. The combination of weak growth and lower oil prices put pressure on many refiners and marketers of petroleum related products.
Other detractors from fund returns included the cruise ship company Royal Caribbean, the biotechnology company, Martek Biosciences and biometric solutions company, Cogent.


Outlook
The economy is slowly recovering from the credit induced shock of the past few years. Although the unemployment rate is expected to remain stubbornly high at around 10 percent and consumer spending is weak, the groundwork is in place for a much improved economy in the near future. The combination of massive government spending and low interest rates is expected to provide steady relief to the beleaguered economy. As this unfolds, investors should favor those companies that illustrate positive earnings growth, high cash flow and a strong management team. The Equity
Growth Fund's investment style favors these types of mid cap growth companies. The year ahead should produce solid equity returns for investors if economic conditions continue to improve.


                 PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made December 31, 1999. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - EQUITY GROWTH, S&P 400 MID-CAP INDEX, LIPPER MID-CAP GROWTH INDEX AND CONSUMER PRICE INDEX. LINE CHART 1999 - 2009]



                          S&P     Lipper   Consumer
Date            Equity    400     Mid-Cap  Price Index
-------------------------------------------------------
12/31/99        10,000   10,000   10,000   10,000
06/30/00        11,680   10,898   10,430   10,244
12/31/00        10,709   11,751    8,387   10,339
06/30/01         9,757   11,865    7,342   10,576
12/31/01         9,057   11,682    6,619   10,499
06/30/02         7,997   11,307    5,469   10,689
12/31/02         7,053    9,987    4,735   10,749
06/30/03         8,212   11,226    5,482   10,915
12/31/03         9,635   13,543    6,412   10,951
06/30/04        10,322   14,367    6,751   11,272
12/31/04        11,028   15,775    7,312   11,307
06/30/05        10,979   16,382    7,244   11,557
12/31/05        12,125   17,757    8,012   11,693
06/30/06        12,340   18,511    8,364   12,056
12/31/06        13,263   19,591    8,895   11,990
06/30/07        14,767   21,937   10,203   12,380
12/31/07        14,861   21,153   10,799   12,480
06/30/08        13,819   20,327    9,889   13,001
12/31/08         7,945   13,489    6,043   12,491
06/30/09         9,229   14,631    6,884   12,816
12/31/09        11,452   18,531    8,621   12,831


Average Annual Returns for Periods Ended December 31, 2009

                                   Past 1      Past 5     Past 10     Value of
                                    Year        Years       Years      $10,000

S&P 400 Mid-Cap Index              37.37%       3.26%       6.35%      $18,531
Consumer Price Index (CPI)          2.72%       2.56%       2.52%      $12,831
Equity Growth Fund (Retail Class)  44.14%       0.76%       1.37%      $11,452
Lipper Mid-Cap Growth Index        42.66%       3.35%      -1.47%       $8,621

BALANCED FUND (Unaudited)

Seeks to provide capital appreciation, current income and preservation of capital by investing in a diversified portfolio of common stocks and bonds.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2009]

             Summary Investment Portfolio December 31, 2009*


    Large Stocks              35.2%
    Investment Grade          30.3%
    Mid-Cap Stocks            26.7%
    Mortgage-Backed            5.4%
    Cash & Other               2.4%


                   Top Equity Holdings*
    JPMorgan Chase & Co.      1.20%
    AT&T, Inc.                1.08%
    Chevron Corp.             1.01%
    Exxon Mobil Corp.         0.93%
    Johnson & Johnson         0.84%

             Top Fixed Income Holdings*
    Comcast Holdings Corp.      10.63%  2012   1.25%
    Anheuser-Busch InBev         7.75%  2019   1.24%
    Pfizer, Inc.                 6.20%  2019   1.18%
    Michigan Bell Telephone Co.  7.85%  2022   1.17%
    PSEG Power LLC               5.50%  2015   1.13%



      * Percentages based on Total Net Assets


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)


2009 Results
After an unprecedented credit crisis and very weak economic growth, both the economy and the capital markets stabilized during the second half of 2009.
Once the federal government and treasury department announced several initiatives aimed at halting the economic slide and pumped liquidity into the financial system, investors came back to the market. For the year, the Balanced Fund returned 22.8 percent while the Lipper Balanced Fund Index returned 23.4 percent.
In addition the S&P 500 Index posted a 26.5 percent return and the Barclays Aggregate Bond Index was up
5.9 percent.


What helped the Fund
As the market volatility declined and interest rates remained very low, investors began to take on the risk trade. In this environment, investors favored small and mid cap stocks over larger stocks. In the fund, those stocks directly correlated to an improving global economy performed the best. These industries included technology and energy. The stock with the largest contribution to return was Microsoft. The stock price was up 60.5 percent for the year and it represented one of the largest holdings in the fund. Seagate Technology which designs, manufactures and markets rigid disc drives was also a top fund contributor for the year.
The company benefited from a rebound in business spending and bargain hunting by stock investors. In energy and commodities, Freeport McMoRan, which mines for gold and copper along with Joy Global, which manufactures underground mining equipment, produced the next best stock returns for the fund.
Other significant contributors include oil company BP, international resource company BHP Billiton and offprice retailer TJX Companies.

On the fixed income side, corporate yield spreads contracted dramatically in relation to the yields on treasury securities. The combination of large inflows into the sector and a much improved credit environment led to the decline in corporate bond yields and corresponding increase in prices. The Balanced
Fund typically holds about 40 percent in investment grade corporate bonds and the positive environment in 2009 contributed to fund returns.

What hurt the Fund
On the other hand, some of the larger and more established company stocks negatively impacted returns for the year. The worst performing sectors include Diversified Manufacturers, Banks and Energy companies. General Electric, which is a diversified technology, media and financial services company, suffered from the lingering effects of the credit crisis and subsequent write-offs in their loan portfolio.
This stock represented one of the largest negative impacts to the fund. In the banking sector, Bank of America, Wells Fargo, SunTrust and Citigroup severely detracted from returns during the year. Each of these banks continued to struggle amidst the fall-out from the credit crisis, weak economy and toxic mortgage assets on their books. In addition, the investment by the U.S. Government diluted the stock of many of these banks which put further pressure on their stock prices. Integrys Energy Group which distributes energy and natural gas to midwest customers along with independent power producer, NRG Energy also detracted from returns during the year.


Outlook
The combination of creative initiatives by the Federal
Reserve and U.S. Government have helped to stabilized the economy and quell investor fears. Yet, a tremendous amount of work lies ahead. Consumers are struggling with too much debt, high unemployment and much uncertainty about the economy. Businesses remain cautious to hire amidst constrained credit and lackluster consumer spending. These uncertain economic conditions are expected to keep investors a bit cautious during 2010. After a big bounce-back from the lows in March 2009, equity investors are looking for higher earnings and further signs of an improving economy. Fixed income investors are searching for yield as short-term interest rates hover around zero.
The Balanced Fund's current mix of about 60 percent stocks and 40 percent bonds should provide some growth opportunities and stable income while the economy works through these issues.


             PERFORMANCE SUMMARY (Unaudited)


$10,000 investment made December 31, 1999. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - BALANCED FUND, LIPPER BALANCED INDEX, CONSUMER PRICE INDEX,
                   AND COMPOSITE INDEX*.  LINE CHART 1999 - 2009]



                        Composite      Lipper       Consumer
Date          Balanced      Index  Bal. Index    Price Index
------------------------------------------------------------
12/31/99        10,000     10,000      10,000         10,000
06/30/00        10,394     10,134      10,174         10,244
12/31/00        11,013      9,890      10,240         10,339
06/30/01        10,864      9,654      10,068         10,576
12/31/01        10,839      9,560       9,908         10,499
06/30/02        10,461      8,950       9,309         10,689
12/31/02        10,111      8,652       8,849         10,749
06/30/03        11,169      9,411       9,634         10,915
12/31/03        12,129     10,265      10,613         10,951
06/30/04        12,397     10,484      10,852         11,272
12/31/04        13,224     11,121      11,567         11,307
06/30/05        13,304     11,178      11,624         11,557
12/31/05        13,856     11,560      12,168         11,693
06/30/06        14,054     11,716      12,441         12,056
12/31/06        15,227     12,847      13,578         11,990
06/30/07        16,247     13,436      14,356         12,380
12/31/07        16,142     13,642      14,466         12,480
06/30/08        14,969     12,723      13,555         13,001
12/31/08        11,084     10,692      10,680         12,491
06/30/09        11,751     11,017      11,316         12,816
12/31/09        13,610     12,665      13,173         12,831



      Average Annual Returns for Periods Ended December 31, 2009

                            Past 1     Past 5     Past 10     Value of
                              Year      Years       Years      $10,000

Balanced Fund (Retail Class) 22.79%     0.58%       3.13%      $13,610
Lipper Balanced Index        23.35%     2.64%       2.79%      $13,173
Consumer Price Index (CPI)    2.72%     2.56%       2.52%      $12,831
Composite Index*             18.45%     2.63%       2.39%      $12,665

*Composite Index consists of 60% S&P 500 Index and 40% Barclays
 Aggregate Bond Index.

                      RETIREMENT INCOME FUND (Unaudited)

Seeks to provide investors with current income and preservation of capital by investing in corporate, high-yield, mortgage-backed and agency securities.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2009]

Summary Investment Portfolio December 31, 2009*

     Investment Grade       63.9%
     High Yield             19.0%
     Government Mortgages   11.0%
     Private Mortgages       4.4%
     Cash & Other            1.7%



            Top Fixed Income Holdings*

Carolina Power & Light Co. 8.63%  2021  1.20%
Altria Group, Inc.         9.70%  2018  1.16%
Arcelor Mittal USA         9.75%  2014  1.15%
WellPoint, Inc.            5.88%  2017  1.13%
Statoil ASA                7.50%  2016  1.12%
Anheuser-Busch InBev       7.75%  2019  1.10%
Wal-Mart Stores, Inc.      6.75%  2023  1.09%
BB&T Corp.                 6.85%  2019  1.05%
Pfizer, Inc.               6.20%  2019  1.04%
AstraZeneca PLC            5.90%  2017  1.04%

 * Percentages based on Total Net Assets



        MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)


2009 Results
After a disastrous 2008, the past year witnessed a dramatic rebound in many fixed income sectors.
The massive and severe credit crisis which gripped the markets since the fall of 2008, slowly eased during 2009. The combination of dramatic and unconventional policy initiatives and record low interest rates, helped to halt the economic slide and brought some stabilization back to the capital markets.
After piling into U.S. treasury bonds the prior year, many investors reversed this trade and sought higher yields in investment grade and high yielding corporate bonds. The yield on the 2-year Treasury note rose 0.37 percent, while the yield on the 30-year Treasury bond was up almost 2.0 percent. The higher yields translated into substantially lower bond prices for Treasury securities. For the year, the 30-year Treasury bond posted a negative 26 percent return. In comparison, the Retirement Income Fund, with a major allocation to corporate bonds, posted a 17.1 percent return for 2009. The Lipper BBB Index posted a 19.2 percent return while the Barclays Aggregate Bond Index was up
5.9 percent.


What helped the Fund
As the credit markets firmed up and bounced back from the abyss, the fund benefited from the allocation to both investment grade and high yield bonds. As the year began, the credit crisis was in full force and the economic prospects appeared bleak. Once the federal government made it clear of their intentions to use any action necessary to support the economy and pump liquidity in to the financial system, the markets responded positively. Through the year, as the credit markets began to recover we took actions which positively contributed to fund returns. First, we held many of the bonds which took a pounding in 2008. Several of the bonds rebounded dramatically in 2009 as a direct result of the intervention by the U.S.
Government into the banking and financial services sector. One of the best performing bonds in the fund was Goldman Sachs. The price of the bond jumped about 56 percent during the year. The company benefited from more liquid fixed income markets and solid earnings as a direct result of good strategic decisions by the firm. The bonds of Morgan Stanley and Jefferies, which are also in the financial services sector, also produced solid investment returns for the fund. Both firms were mired in the credit crisis, yet were able to cut expenses and retool their strategy in order to survive the turmoil. The bond price for Jefferies rebounded about 47 percent while Morgan
Stanley's bond rebounded about 25 percent. In the real estate sector, both American Real Estate and Hospitality Properties produced stellar results for the fund. American Real Estate is involved in a variety of businesses including hotels and casino operations.
The price of the company's bonds rebounded about

49 percent during the year as business stabilized and investors searched for bargains. Hospitality Properties, which owns and leases hotels throughout the United
States, had a tumultuous period in 2008 as economic activity dropped amidst the severe recession. In 2009, the company's bonds rebounded about 86 percent in price. Other notable contributors to fund returns include Farmers Insurance and Steel Dynamics. The decision to extend the maturities of some investment grade bonds also contributed to fund returns. The combination of large inflows into bond mutual funds and the corresponding need for higher yields, forced many investors to buy longer dated bonds. As this unfolded, the prices for many longer maturing investment grade bonds rebounded nicely, which positively contributed to fund returns.


What hurt the Fund
On the other end of the spectrum, a few investments relating to the mortgage market and insurance industry detracted from fund returns in 2009. The continued problems in the residential real estate markets translated into much higher foreclosure and default rates on these mortgages. While agency mortgages have the backing of the U.S. Government, non-agency or private mortgage securities do not. The original investment decision by the portfolio managers to invest in non-agency mortgages was made a few years ago when economic conditions were robust and the real estate problems appeared contained. In reality, the real estate mess turned out much worse than anticipated. Most of these non-agency mortgages have fallen dramatically in price since the time of purchase.
Although much of the negative impact was realized in 2008, this past year brought continued strain on the prices for these now riskier mortgage securities. The worst performing mortgage securities were originated from now defunct firms like Lehman Brothers, Bear
Stearns and Countrywide. At the end of 2009, the fund held slightly more than 4 percent of fund assets in these securities. The bond price of Security Benefit Life, a small insurance company, also fell sharply in price during the year. The insurance company's investment pool held a portion of assets in riskier mortgages which severely impacted the asset base and, consequently the price of the company's outstanding debt. To a much lesser extent, other notable detractors from fund returns included United Postal Service and the financial services giant, HSBC Holdings.


Outlook
The credit crisis of late 2008 and in to 2009 has subsided and both the economy and the markets have stabilized. The fallout, however, has left many investors favoring fixed income over equity investments. This change in sentiment is evidenced by the massive inflows to bond mutual funds and corresponding increase in fixed income prices throughout 2009.
While there are several head winds to a full economic recovery, the year ahead should produce modest returns for the better quality fixed income investments.
In the Retirement Income Fund, we have aggressively increased the liquidity and quality of the bonds in the fund over the past year. We continue to monitor the credit fundamentals of all the bonds in the fund and we expect these actions to produce solid results compared to the benchmark for 2010.

        RETIREMENT INCOME - PERFORMANCE SUMMARY (Unaudited)

$10,000 investment made December 31, 1999. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


[EDGAR REFERENCE - RETIREMENT INCOME FUND, LIPPER BBB INDEX, BARCLAYS AGG.
                   BOND INDEX, AND CONSUMER PRICE INDEX*.
                   LINE CHART 1999 - 2009]


                                     Barclays
            Retirement     Lipper   Agg. Bond       Consumer
Date            Income  BBB Index       Index    Price Index
------------------------------------------------------------
12/31/99        10,000     10,000      10,000         10,000
06/30/00        10,042     10,239      10,399         10,244
12/31/00        10,659     10,785      11,163         10,339
06/30/01        11,140     11,203      11,565         10,576
12/31/01        11,508     11,592      12,105         10,499
06/30/02        11,929     11,771      12,563         10,689
12/31/02        12,521     12,424      13,344         10,749
06/30/03        13,531     13,354      13,868         10,915
12/31/03        13,741     13,635      13,892         10,951
06/30/04        13,698     13,596      13,913         11,272
12/31/04        14,673     14,358      14,495         11,307
06/30/05        15,026     15,638      14,859         11,557
12/31/05        15,008     14,680      14,847         11,693
06/30/06        14,872     14,597      14,739         12,056
12/31/06        15,604     15,455      15,490         11,990
06/30/07        15,772     15,663      15,640         12,380
12/31/07        16,122     16,270      16,567         12,480
06/30/08        15,771     16,126      16,754         13,001
12/31/08        13,539     14,606      17,435         12,491
06/30/09        14,613     15,998      17,765         12,816
12/31/09        15,860     17,432      18,467         12,831




            Average Annual Returns for Periods Ended December 31, 2009

                               Past 1   Past 5  Past 10  Value of
                                 Year    Years    Years   $10,000

Barclays Aggregate Bond Index   5.93%    4.95%    6.33%   $18,467
Lipper BBB Index               19.35%    3.95%    5.71%   $17,432
Retirement Income Fund
(Retail Class)                 17.13%    1.56%    4.72%   $15,860
Consumer Price Index (CPI)      2.72%    2.56%    2.52%   $12,831

                   CORE EQUITY FUND (Unaudited)
Seeks to provide investors with long-term growth of capital. The fund invests primarily in stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is undervalued by the market.

[EDGAR REFERENCE - PIE CHART FOR SUMMARY OF INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2009]


  Summary Investment Portfolio December 31, 2009*

   Consumer Non-Cyclical    20.1%
   Communications           19.3%
   Technology               14.0%
   Financial                12.2%
   Industrial               11.9%
   Energy                   11.4%
   Cash & Other              5.1%
   Consumer Cyclical         3.6%
   Basic Materials           2.4%



   Top Equity Holdings*

   DIRECTV                  4.04%
   Wal-Mart Stores, Inc.    3.66%
   Johnson & Johnson        3.63%
   Microsoft Corp.          3.01%
   Harris Corp.             2.92%
   Pfizer, Inc.             2.87%
   Chevron Corp.            2.85%
   Conocophillips           2.84%
   Boeing Co.               2.75%
   Oracle Corp.             2.69%


        MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)


2009 Results
A stabilization of the economy brought about a rebound in equity securities during the second part of the year. The fund's allocation to mostly large, well established companies produced very solid results for 2009. For the year, the fund returned 33.2 percent as compared to the S&P 500 Index which posted a return of 26.5 percent. The Lipper Multi-Cap Growth Index posted a 39.2 percent return for the year.


What helped the Fund
The massive capital infusion by the U.S. Government into the banking system along with the stimulus package passed by Congress, helped to quell investor fears during the year. As the markets stabilized, investors went bargain hunting. The riskiest securities, which had been shunned during the early part of the credit crisis, were some of the top performers during 2009. Those companies directly impacted by the actions of the government or beneficiaries of improved global economic growth, produced some of the strongest returns for the year. In the Core
Equity Fund, Information Technology, Consumer
Discretionary, Financials and Industrials were the top performing sectors during the year. In Technology, one of the top contributors to fund returns was Liberty
Media. The company, which operates cable television channels and offers ancillary services, benefited from a recapitalization and strong user demand. Another technology firm, Check Point Software Technologies, which markets a range of software security products benefited from expense controls and the acquisition of Nokia's online security business. Another firm, Computer Sciences, which provides consulting and information technology services to businesses and governmental entities, won several new contracts during the year which propelled the stock price higher.
Another notable contributor to fund returns was the gold and copper mining company, Freeport McMoran.


What hurt the Fund
On the other end of the spectrum, a diverse group of stocks negatively impacted fund returns for the year.
In general, Telecomm Services, Consumer Staples and the Energy sector produced the worst results for the fund. The property and casualty company, Ace Limited which provides diversified insurance products, was one of the worst contributors to returns for the year. While the company benefited from higher underwriting fees and top-line revenue growth, these positives were not reflected in the stock price. The stock of Independent refiner, Valero Energy, was negatively impacted from volatile refining spreads and generally weak economic growth. Also in energy, Exxon Mobil, which is one of the largest petroleum companies in the world, was hurt by the volatility in the economy and more risk seeking investors. Other stocks which detracted from fund returns include Procter & Gamble and Boeing.


Outlook
Although there is a long way to go, the economy appears on track for a slow and steady recovery in 2010. The programs put in place by the government should provide liquidity to the markets and mild growth to employment and general economic activity. The negatives include high unemployment and persistent problems in the residential housing market. Investors have recently looked past many of the negative issues and focused on the potential of a solid economic recovery in the near future. In a more stabile and growth focused environment, better quality stocks should outperform the more speculative ones.
The allocation of the Core Equity Fund favors large, liquid stocks with a track record of solid earnings and high cash flow. As the economy improves, the financial markets should improve and we expect the Core Equity
Fund to perform well, relative to the benchmarks in 2010.


                PERFORMANCE SUMMARY (Unaudited)
$10,000 investment made January 2, 2008. Past performance should not be used to attempt to predict future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[EDGAR REFERENCE - CORE EQUITY FUND, S&P 500, LIPPER MLT. CAP GROWTH,
                   AND CONSUMER PRICE INDEX*.
                   LINE CHART 2008 - 2009]


                                       Lipper
           Core Equity      S & P    Mlt. Cap       Consumer
Date              Fund        500      Growth    Price Index
------------------------------------------------------------
01/02/08        10,000     10,000      10,000         10,000
01/31/08         9,850      9,536       9,281         10,039
02/28/08         9,710      9,226       9,053         10,068
03/31/08         9,500      9,186       8,883         10,155
04/30/08        10,010      9,634       9,445         10,217
05/31/08        10,320      9,759       9,757         10,303
06/30/08         9,561      8,937       9,119         10,407
07/31/08         9,411      8,862       8,832         10,461
08/31/08         9,661      8,991       8,814         10,419
09/30/08         8,671      8,191       7,665         10,405
10/31/08         7,051      6,815       6,666         10,300
11/30/08         6,371      6,326       5,961         10,103
12/31/08         6,566      6,392       6,248          9,998
01/31/09         6,324      5,854       5,869         10,042
02/28/09         5,648      5,233       5,420         10,092
03/31/09         6,121      5,690       5,932         10,116
04/30/09         6,716      6,234       6,616         10,141
05/31/09         7,080      6,582       7,021         10,171
06/30/09         7,020      6,595       7,033         10,258
07/31/09         7,493      7,093       7,567         10,242
08/31/09         7,837      7,349       7,795         10,265
09/30/09         8,079      7,624       8,195         10,271
10/31/09         8,059      7,482       7,910         10,281
11/30/09         8,563      7,931       8,348         10,288
12/31/09         8,745      8,084       8,696         10,270

Average Annual Returns for Periods Ended December 31, 2009



                                    Past 1       Since     Value of
                                      Year   Inception*     $10,000

Consumer Price Index (CPI)           2.72%       1.34%      $10,270
Core Equity Fund (Retail Class)     33.19%      -6.49%       $8,745
Lipper Multi-Cap Growth Index       39.17%      -6.75%       $8,696
S&P 500 Index                       26.46%     -10.09%       $8,084

*Since Inception-1/2/08


        ADVANCE CAPITAL I - EQUITY GROWTH FUND (Retail Shares)
                       FINANCIAL HIGHLIGHTS



SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)               Years ended December 31
-----------------------------------------------------------------------------------------------
                                              2009       2008       2007       2006       2005

Net asset value, beginning of year          $12.87     $24.11     $24.87     $25.42     $24.61

Income (Loss) from investment operations*

  Net investment income (loss)                0.02       0.00      (0.03)     (0.03)     (0.10)

  Net realized and unrealized gain (loss)
    on investments                            5.66     (11.22)      3.05       2.43       2.56
                                          ------------------------------------------------------
Total from investment operations              5.68     (11.22)      3.02       2.40       2.46


Less distributions

  Net investment income                      (0.03)      0.00       0.00       0.00       0.00

  Net realized gain on investments            0.00      (0.02)     (3.78)     (2.76)     (1.65)

  Return of capital                           0.00       0.00       0.00      (0.19)      0.00
                                          ------------------------------------------------------
Total distributions                          (0.03)     (0.02)     (3.78)     (2.95)     (1.65)
                                          ------------------------------------------------------
Net asset value, end of year                $18.52     $12.87     $24.11     $24.87     $25.42
                                          ======================================================

Total Return                                 44.14%    (46.53%)    12.05%      9.39%      9.94%


Ratios and Supplemental Data

  Net assets, end of year (in thousands)   $98,960    $83,981   $220,726   $210,179   $196,254

  Ratio of expenses to average
    net assets                                1.13%      1.06%      1.01%      1.01%      1.00%

  Ratio of net investment income (loss)
    to average net assets                     0.12%     (0.02%)    (0.10%)    (0.10%)    (0.39%)

Portfolio turnover rate                         27%        27%        33%        38%        30%



*Per share amounts presented are based on average shares outstanding.

                            See Notes to Financial Statements



                  ADVANCE CAPITAL I - BALANCED FUND (Retail Shares)
                          FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)               Years ended December 31
-----------------------------------------------------------------------------------------------
                                              2009       2008       2007       2006       2005

Net asset value, beginning of year           $11.80     $17.66     $18.38     $17.92     $17.96

Income (Loss) from investment operations*

  Net investment income                        0.38       0.38       0.38       0.39       0.37

  Net realized and unrealized gain (loss)
    on investments                             2.25      (5.84)      0.72       1.37       0.47
                                          ------------------------------------------------------
Total from investment operations               2.63      (5.46)      1.10       1.76       0.84

Less distributions

  Net investment income                       (0.38)     (0.39)     (0.38)     (0.29)     (0.37)

  Net realized gain on investments             0.00      (0.01)     (1.44)     (0.90)     (0.51)

  Return of capital                            0.00       0.00       0.00      (0.11)      0.00
                                          ------------------------------------------------------
Total distributions                           (0.38)     (0.40)     (1.82)     (1.30)     (0.88)
                                          ------------------------------------------------------
Net asset value, end of year                 $14.05     $11.80     $17.66     $18.38     $17.92
                                          ======================================================
Total Return                                  22.79%    (31.33%)     6.00%      9.91%      4.79%


Ratios and Supplemental Data

  Net assets, end of year (in thousands)   $189,125   $200,199   $400,214   $397,635   $377,837

  Ratio of expenses to average net assets      1.12%      1.04%      0.97%      0.93%      0.93%

  Ratio of net investment income
    to average net assets                      3.03%      2.48%      1.97%      2.14%      2.08%

  Portfolio turnover rate                        48%        41%        36%        35%        30%


*Per share amounts presented are based on average shares outstanding.

                            See Notes to Financial Statements



              ADVANCE CAPITAL I - RETIREMENT INCOME FUND (Retail Shares)
                                FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)               Years ended December 31
-----------------------------------------------------------------------------------------------
                                              2009       2008       2007       2006       2005

Net asset value, beginning of year           $7.46      $9.45      $9.68      $9.85     $10.16

Income (Loss) from investment operations*

  Net investment income                       0.45       0.52       0.54       0.54       0.53

  Net realized and unrealized gain (loss)
    on investments                            0.79      (1.98)     (0.23)     (0.16)     (0.30)
                                          ------------------------------------------------------
Total from investment operations              1.24      (1.46)      0.31       0.38       0.23


Less distributions

  Net investment income                      (0.47)     (0.53)     (0.54)     (0.54)     (0.54)

  Return of capital                           0.00       0.00       0.00      (0.01)      0.00
                                          ------------------------------------------------------
Total distributions                          (0.47)     (0.53)     (0.54)     (0.55)     (0.54)
                                          ------------------------------------------------------
Net asset value, end of year                 $8.23      $7.46      $9.45      $9.68      $9.85
                                          ======================================================
Total Return                                 17.13%    (16.03%)     3.33%      3.97%      2.28%


Ratios and Supplemental Data

  Net assets, end of year (in thousands)  $319,349   $340,834   $406,932   $402,076   $408,458

  Ratio of expenses to average net assets     0.91%      0.83%      0.78%      0.76%      0.74%

  Ratio of net investment income
    to average net assets                     5.81%      6.07%      5.69%      5.57%      5.34%

  Portfolio turnover rate                       58%        58%        51%        62%        56%



*Per share amounts presented are based on average shares outstanding.

                     See Notes to Financial Statements



                    ADVANCE CAPITAL I - CORE EQUITY FUND (Retail Shares)
                                  FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)        Years ended December 31
---------------------------------------------------------------------------------
                                                            2009       2008


Net asset value, beginning of year                         $6.51     $10.00

Income (Loss) from investment operations*

  Net investment income                                     0.05       0.06

  Net realized and unrealized gain (loss)
    on investments                                          2.11      (3.49)
                                                      ----------------------------
Total from investment operations                            2.16      (3.43)


Less distributions

  Net investment income                                    (0.05)     (0.06)
                                                      ----------------------------
Total distributions                                        (0.05)     (0.06)
                                                      ----------------------------
Net asset value, end of year                               $8.62      $6.51
                                                      ============================
Total Return                                               33.19%    (34.35%)


Ratios and Supplemental Data

  Net assets, end of year (in thousands)                  $9,768     $8,469

  Ratio of expenses to average net assets                   1.44%(A)   1.39%(A)

  Ratio of expenses to average net assets                   1.31%(B)   1.28%(B)

  Ratio of net investment income
    to average net assets                                   0.66%      0.66%

  Portfolio turnover rate                                     33%        68%



 *Per share amounts presented are based on average shares outstanding.
  (A) Before waivers
  (B) Net of waivers

                See Notes to Financial Statements

                                ADVANCE CAPITAL I (Institutional Shares)
                                      FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)               Years ended December 31
--------------------------------------------------------------------------  ---------------------------------
                                                 EQUITY GROWTH                        BALANCED
                                                      FUND                              FUND
                                          ---------------------------------  --------------------------------
                                              2009       2008       2007(a)    2009       2008       2007(a)

Net asset value, beginning of period        $12.81     $24.16     $27.28     $11.77     $17.66     $19.43

Income (Loss) from investment operations(b)

  Net investment income                       0.06       0.06       0.02       0.41       0.42       0.29

  Net realized and unrealized gain (loss)
    on investments                            5.65     (11.39)      0.64       2.24      (5.87)     (0.33)
                                          ---------------------------------  ---------------------------------
Total from investment operations              5.71     (11.33)      0.66       2.65      (5.45)     (0.04)


Less distributions

  Net investment income                      (0.03)      0.00       0.00      (0.41)     (0.43)     (0.29)
                                          ---------------------------------  ---------------------------------
  Net realized gain on investments            0.00      (0.02)     (3.78)      0.00      (0.01)     (1.44)
                                          ---------------------------------  ---------------------------------
Total distributions                          (0.03)     (0.02)     (3.78)     (0.41)     (0.44)     (1.73)
                                          ---------------------------------  ---------------------------------
Net asset value, end of year                $18.49     $12.81     $24.16     $14.01     $11.77     $17.66
                                          =================================  =================================
Total Return                                 44.58%    (46.89%)     2.34%(d)  23.06%    (31.33%)    (0.22%)(d)


Ratios and Supplemental Data

  Net assets, end of year (in thousands)      $141        $92       $118       $139       $117       $175

  Ratio of expenses to average net assets     0.88%      0.80%      0.77%(c)   0.87%      0.79%      0.74%(c)

  Ratio of net investment income
    to average net assets                     0.36%      0.31%      0.12%(c)   3.24%      2.79%      2.25%(c)

  Portfolio turnover rate                       27%        27%        33%        48%        41%        36%



    (a) For the period May 4, 2007, commencement of operations, to December 31, 2007.
    (b) Per share amounts presented are based on average shares outstanding.
    (c) Annualized
    (d) Not Annualized



                         See Notes to Financial Statements



                     ADVANCE CAPITAL I (Institutional Shares)
                             FINANCIAL HIGHLIGHTS

SELECTED PER-SHARE DATA AND RATIOS
(For a Share Outstanding Throughout Each Period)               Years ended December 31
--------------------------------------------------------------------------  -------------------
                                                 RETIREMENT INCOME               CORE EQUITY
                                                         FUND                        FUND
                                          ---------------------------------  ------------------
                                              2009       2008       2007(a)    2009       2008

Net asset value, beginning of period         $7.46      $9.45      $9.71      $6.51     $10.00

Income (Loss) from investment operations(b)

  Net investment income                       0.47       0.55       0.36       0.07       0.07

  Net realized and unrealized gain (loss)
    on investments                            0.79      (1.99)     (0.25)      2.14      (3.48)
                                          ---------------------------------  ------------------
Total from investment operations              1.26      (1.44)      0.11       2.21      (3.41)


Less distributions

  Net investment income                      (0.49)     (0.55)     (0.37)     (0.05)     (0.08)
                                          ---------------------------------  ------------------
  Total distributions                        (0.49)     (0.55)     (0.37)     (0.05)     (0.08)
                                          ---------------------------------  ------------------
Net asset value, end of year                 $8.23      $7.46      $9.45      $8.67      $6.51
                                          =================================  ==================
Total Return                                 17.42%    (15.82%)     1.19%(f)  33.95%    (34.14%)



Ratios and Supplemental Data

  Net assets, end of year (in thousands)    $1,664     $1,841     $3,508       $379         $0

  Ratio of expenses to average net assets     0.66%      0.58%      0.56%(e)   1.17%(c)   1.16%(c)

  Ratio of expenses to average net assets     0.66%      0.58%      0.56%(e)   1.04%(d)   1.05%(d)

  Ratio of net investment income
    to average net assets                     6.07%      6.26%      5.92%(e)   0.89%      0.79%

  Portfolio turnover rate                       58%        58%        51%        33%        68%




  (a) For the period May 4, 2007, commencement of operations, to December 31, 2007.
  (b) Per share amounts presented are based on average shares outstanding.
  (c) Before waivers
  (d) Net of waivers
  (e) Annualized
  (f) Not Annualized

                                 See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009



   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
BASIC MATERIALS - 4.6%
  Agnico-Eagle Mines Ltd             8,900    $ 480,601
  Air Products & Chemicals           2,200      178,332
  Albemarle Corp.                    4,300      156,391
  Carpenter Technology Corp.         8,300      223,685
  CF Industries Holdings, Inc.       2,900      263,262
  Cliffs Natural Resources, Inc.     7,300      336,457
  Compass Minerals                   3,000      201,570
  Ecolab, Inc.                      13,100      583,998
  Eldorado Gold Corp.*              14,600      206,882
  Intrepid Potash, Inc.*             6,700      195,439
  Sherwin-Williams Co.               6,900      425,385
  Sigma-Aldrich Corp.                5,600      283,080
  Sociedad Quimica y Minera - ADR    6,700      251,719
  Terra Industries, Inc.             6,900      222,111
  United States Steel Corp.          4,200      231,504
  Vulcan Materials Co.               5,400      284,418

COMMUNICATIONS - 8.2%
  Akamai Technologies, Inc.*        12,600      319,284
  American Tower Corp.*              6,700      289,507
  Baidu, Inc. - ADR*                   400      164,492
  Cablevision Systems Corp.          7,300      188,486
  Central European Media*            4,300      101,523
  Crown Castle International*        9,600      374,784
  CTC Media, Inc.*                  11,200      166,880
  Ctrip.com International Ltd-ADR*   2,400      172,464
  Discovery Communications*         16,700      442,884
  Expedia, Inc.*                    13,300      342,209
  Factset Research Systems           6,100      401,807
  F5 Networks, Inc.*                 4,600      243,662
  JDS Uniphase Corp.*               16,300      134,475
  Juniper Networks, Inc.*           24,600      656,082
  Leap Wireless International*      11,200      196,560
  Liberty Media Corp. - Starz*       4,000      184,600
  McAfee, Inc.*                     16,000      649,120
  McGraw-Hill Cos., Inc.            15,800      529,458
  MetroPCS Communications*          24,500      186,935
  NeuStar, Inc.*                     6,500      149,760
  NII Holdings, Inc.*                6,600      221,628
  Omnicom Group, Inc.                3,700      144,855
  priceline.com, Inc.*               1,900      414,979
  Rackspace Hosting, Inc.*           8,500      177,225
  SBA Communications Corp.*         12,200      416,752
  Shaw Communications, Inc.          8,500      174,845
  Sina Corp.*                        4,400      198,792
  Symantec Corp.*                    9,900      177,111

COMMUNICATIONS - 8.2% (continued)
  VeriSign, Inc.*                   13,300    $ 322,392

CONSUMER, CYCLICAL - 12.8%
  Advance Auto Parts, Inc.           6,500      263,120
  AnnTaylor Stores Corp.*            6,900       94,116
  AutoZone, Inc.*                    1,100      173,877
  Bed Bath & Beyond, Inc.*          15,000      579,150
  Big Lots, Inc.*                    6,100      176,778
  CarMax, Inc.*                     10,100      244,925
  Chipotle Mexican Grill, Inc.*      2,300      202,768
  Choice Hotels International        7,500      237,450
  Coach, Inc.                       20,400      745,212
  Copart, Inc.*                      5,200      190,424
  Dick's Sporting Goods, Inc.*       8,100      201,447
  Dollar General Corp.*              6,900      154,767
  Dollar Tree, Inc.*                 3,600      173,880
  DreamWorks Animation*              7,400      295,630
  Family Dollar Stores, Inc.         9,900      275,517
  Fastenal Co.                       8,500      353,940
  Gap, Inc.                         15,700      328,915
  Hyatt Hotels Corp.*                4,000      119,240
  International Game Tech.          14,600      274,042
  KB Home                            4,000       54,720
  Lennar Corp.                       8,500      108,545
  Marriott International, Inc.      15,480      421,830
  Mattel, Inc.                       8,400      167,832
  Men's Wearhouse, Inc.              6,337      133,457
  O'Reilly Automotive, Inc.*        12,200      465,064
  PACCAR, Inc.                       4,700      170,469
  Panera Bread Co.*                  5,000      334,700
  PetSmart, Inc.                     6,800      181,492
  Pulte Homes, Inc.*                11,077      110,770
  Ross Stores, Inc.                 13,700      585,127
  Skywest, Inc.                     14,300      241,956
  Southwest Airlines Co.            14,500      165,735
  Staples, Inc.                      7,800      191,802
  Starbucks Corp.*                  20,400      470,424
  Starwood Hotels & Resorts          6,000      219,420
  Tiffany & Co.                     10,700      460,100
  Tim Hortons, Inc.                  8,900      271,539
  TJX Cos., Inc.                    26,400      964,920
  Toll Brothers, Inc.*               7,800      146,718
  Tractor Supply Co.*                4,400      233,068
  Urban Outfitters, Inc.*            8,700      304,413
  WABCO Holdings, Inc.*              6,900      177,951
  Williams-Sonoma, Inc.              7,700      160,006


       See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
CONSUMER, CYCLICAL - 12.8% (continued)
  WMS Industries, Inc.*              5,100    $ 204,000
  WW Grainger, Inc.                  5,000      484,150
  Wynn Resorts Ltd                   3,000      174,690

CONSUMER, NON-CYCLICAL - 24.6%
  Alexion Pharmaceuticals, Inc.*     5,100      248,982
  Allergan, Inc.                     4,508      284,049
  American Medical Systems*         10,600      204,474
  Apollo Group, Inc.*                8,329      504,571
  Arthrocare Corp.*                  6,300      149,310
  Avon Products, Inc.               24,700      778,050
  Biogen Idec, Inc.*                 3,100      165,850
  BioMarin Pharmaceutical, Inc.*     6,700      126,027
  Brown-Forman Corp.                13,425      719,177
  Campbell Soup Co.                  8,600      290,680
  CareFusion Corp.*                 17,500      437,675
  Cephalon, Inc.*                    4,400      274,648
  Charles River Laboratories*        4,700      158,343
  Church & Dwight Co., Inc.          6,500      392,925
  CIGNA Corp.                        6,000      211,620
  Clorox Co.                        10,000      610,000
  Community Health Systems*          6,400      227,840
  Corporate Executive Board Co.      5,500      125,510
  Covance, Inc.*                     2,500      136,425
  Coventry Health Care, Inc.*        5,950      144,526
  CR Bard, Inc.                      7,200      560,880
  DaVita, Inc.*                      6,000      352,440
  DENTSPLY International, Inc.       8,800      309,496
  DeVry, Inc.                       11,200      635,376
  Education Management Corp.*        7,900      173,879
  Edwards Lifesciences Corp.*        3,200      277,920
  Elan Corp PLC - ADR*              19,700      128,444
  Equifax, Inc.                      6,200      191,518
  Genpact Ltd*                      12,300      183,270
  Gen-Probe, Inc.*                   3,100      133,052
  Global Payments, Inc.              5,200      280,072
  Health Net, Inc.*                  6,800      158,372
  Henry Schein, Inc.*                6,700      352,420
  Hershey Co.                        6,200      221,898
  Hewitt Associates, Inc.*           4,600      194,396
  Hologic, Inc.*                    10,100      146,450
  Humana, Inc.*                      3,800      166,782
  Human Genome Sciences*             9,700      296,626
  IDEXX Laboratories, Inc.*          6,800      363,460
  Illumina, Inc.*                   10,700      328,276
  Intuitive Surgical, Inc.*          2,000      606,860

CONSUMER, NON-CYCLICAL - 24.6% (continued)
  Iron Mountain, Inc.*               9,900    $ 225,324
  ITT Educational Services, Inc.*    2,800      268,688
  JM Smucker Co.                     3,700      228,475
  Laboratory Corp of America*        6,100      456,524
  Life Technologies Corp.*           8,400      438,648
  Lincare Holdings, Inc.*            3,200      118,848
  Lorillard, Inc.                    9,800      786,254
  Manpower, Inc.                     3,600      196,488
  Martek Biosciences Corp.*          4,700       89,065
  Masimo Corp.*                      4,500      136,890
  McCormick & Co., Inc.             19,600      708,148
  Mead Johnson Nutrition Co.         6,200      270,940
  Millipore Corp.*                   2,400      173,640
  Monster Worldwide, Inc.*          10,000      174,000
  Moody's Corp.                     15,500      415,400
  Myriad Genetics, Inc.*             7,200      187,848
  New Oriental Education - ADR*      2,500      189,025
  Patterson Cos., Inc.*              5,500      153,890
  Paychex, Inc.                     22,987      704,322
  Perrigo Co.                        5,500      219,065
  QIAGEN NV*                         9,400      209,902
  Quanta Services, Inc.*            18,700      389,708
  Quest Diagnostics, Inc.           10,622      641,356
  ResMed, Inc.*                      3,500      182,945
  Ritchie Bros Auctioneers, Inc.    17,300      388,039
  Robert Half International, Inc.   11,300      302,049
  SEI Investments Co.                8,700      152,424
  Shire PLC - ADR                    3,200      187,840
  St Jude Medical, Inc.*            10,400      382,512
  Strayer Education, Inc.              900      191,268
  Techne, Corp.                      5,300      363,368
  Varian Medical Systems, Inc.*      7,100      332,635
  Verisk Analytics, Inc.*            6,200      187,736
  Vertex Pharmaceuticals, Inc.*     11,270      482,920
  VistaPrint NV*                     4,700      266,302
  Warner Chilcott PLC*               4,100      116,727
  Western Union Co.                 32,100      605,085
  Whole Foods Market, Inc.*         15,500      425,475
  Zimmer Holdings, Inc.*             3,200      189,152

ENERGY - 8.1%
  Arch Coal, Inc.                   10,497      233,558
  Baker Hughes, Inc.                 4,800      194,304
  Bill Barrett Corp.*                5,400      167,994
  Cabot Oil & Gas Corp.              9,300      405,387
  Cameron International Corp.*      13,200      551,760


               See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
ENERGY - 8.1% (continued)
  Cobalt International Energy*       9,900    $ 137,016
  Complete Production Svcs.*         7,300       94,900
  Concho Resources, Inc.*           12,900      579,210
  Consol Energy, Inc.                6,300      313,740
  Core Laboratories                  3,600      425,232
  Diamond Offshore Drilling, Inc.    3,700      364,154
  First Solar, Inc.*                 1,800      243,720
  FMC Technologies, Inc.*            9,200      532,128
  Forest Oil Corp.*                 13,800      307,050
  Mariner Energy, Inc.*             14,600      169,506
  Massey Energy Co.                  5,000      210,050
  Murphy Oil Corp.                   6,700      363,140
  Nabors Industries Ltd*             8,500      186,065
  Newfield Exploration Co.*          6,600      318,318
  Oceaneering International, Inc.*   4,000      234,080
  Peabody Energy Corp.               6,200      280,302
  SandRidge Energy, Inc.*            9,100       85,813
  Smith International, Inc.          8,400      228,228
  Southwestern Energy Co.*           5,000      241,000
  Sunoco, Inc.                       4,000      104,400
  Tetra Technologies, Inc.*         16,000      177,280
  Ultra Petroleum Corp.*             8,200      408,852
  Walter Energy, Inc.                6,300      474,453

FINANCIAL - 8.0%
  AON Corp.                          6,900      264,546
  Arch Capital Group Ltd*            3,500      250,425
  Artio Global Investors, Inc.*      4,300      109,607
  Assurant, Inc.                     4,300      126,764
  Axis Capital Holdings Ltd          5,700      161,937
  City National Corp.                7,700      351,120
  Eaton Vance Corp.                 11,900      361,879
  Federal Realty Investment          6,000      406,320
  Federated Investors, Inc.          6,300      173,250
  First Horizon National Corp.*     22,578      302,547
  HCC Insurance Holdings, Inc.       8,300      232,151
  Interactive Brokers Group, Inc.*   8,800      155,936
  IntercontinentalExchange, Inc.*    6,800      763,640
  Janus Capital Group, Inc.         23,700      318,765
  KeyCorp                           50,700      281,385
  Lazard Ltd                        11,500      436,655
  Marshall & Ilsley Corp.           61,000      332,450
  Northern Trust Corp.              13,300      696,920
  NYSE Euronext                     10,900      275,770
  optionsXpress Holdings, Inc.*     11,200      173,040
  Principal Financial Group, Inc.    9,400      225,976


FINANCIAL - 8.0% (continued)
  Public Storage                     3,700    $ 301,365
  RenaissanceRe Holdings Ltd         3,300      175,395
  SLM Corp.*                        21,100      237,797
  SVB Financial Group*               4,000      166,640
  TD Ameritrade Holding Corp.*      22,900      443,802
  WR Berkley Corp.                   8,100      199,584

INDUSTRIAL - 14.5%
  Alliant Techsystems, Inc.*         1,900      167,713
  AMETEK, Inc.                      10,200      390,048
  Amphenol Corp.                     6,200      286,316
  CH Robinson Worldwide, Inc.       10,000      587,300
  CLARCOR, Inc.                      5,700      184,908
  Cogent, Inc.*                     17,000      176,630
  Cummins, Inc.                      6,400      293,504
  Cymer, Inc.*                       4,800      184,224
  Dolby Laboratories, Inc.*         10,600      505,938
  Donaldson Co., Inc.                7,400      314,796
  Elbit Systems Ltd                  2,900      188,645
  Empresa Brasileira - ADR           7,900      174,669
  Expeditors International          16,900      587,613
  FLIR Systems, Inc.*                5,600      183,288
  Flowserve Corp.                    2,900      274,137
  Fluor Corp.                       15,400      693,616
  Foster Wheeler AG*                11,000      323,840
  General Cable Corp.*               5,500      161,810
  Gentex Corp.                      10,400      185,640
  Goodrich Corp.                     9,800      629,650
  Graco, Inc.                        5,000      142,850
  Harsco Corp.                       5,000      161,150
  IDEX Corp.                         6,425      200,139
  II-VI, Inc.*                       4,500      143,100
  Itron, Inc.*                       2,200      148,654
  ITT Corp.                          2,600      129,324
  Jabil Circuit, Inc.               12,200      211,914
  Joy Global, Inc.                   6,600      340,362
  Landstar System, Inc.              9,800      379,946
  McDermott International, Inc.*    19,700      472,997
  Mettler-Toledo International*      3,000      314,970
  National Instruments Corp.         8,550      251,798
  Pall Corp.                         7,600      275,120
  Precision Castparts Corp.          8,000      882,800
  Republic Services, Inc.           12,150      343,967
  Rockwell Automation, Inc.          5,600      263,088
  Rockwell Collins, Inc.             9,100      503,776
  Roper Industries, Inc.             5,800      303,746



              See Notes to Financial Statements

ADVANCE CAPITAL I - EQUITY GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009



   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
INDUSTRIAL - 14.5% (continued)
  Stericycle, Inc.*                  9,500    $ 524,115
  Terex, Corp.*                      9,600      190,176
  TransDigm Group, Inc.              3,500      166,215
  Trimble Navigation Ltd*           17,000      428,400
  Valmont Industries, Inc.           2,600      203,970
  Wabtec Corp.                       4,500      183,780
  Waste Connections, Inc.*           5,900      196,706
  Waters Corp.*                      5,600      346,976
  Zebra Technologies Corp.*          5,800      164,430

TECHNOLOGY - 16.2%
  Adobe Systems, Inc.*               8,000      294,240
  Allscripts-Misys Healthcare*       8,500      171,955
  Altera Corp.                      27,700      626,851
  American Reprographics Co.*       10,200       71,502
  Analog Devices, Inc.              14,600      461,068
  ANSYS, Inc.*                       8,200      356,372
  Autodesk, Inc.*                   15,000      381,150
  BMC Software, Inc.*                8,800      352,880
  Broadcom Corp.*                    9,300      292,671
  CA, Inc.                          16,300      366,098
  Cerner Corp.*                      5,400      445,176
  Check Point Software Tech.*        5,500      186,340
  Citrix Systems, Inc.*              9,500      395,295
  Cognizant Technology*             15,312      694,093
  Computer Sciences Corp.*           3,400      195,602
  Dun & Bradstreet Corp.             4,400      371,228
  Electronic Arts, Inc.*            11,100      197,025
  Fairchild Semiconductor*          11,600      115,884
  Fidelity National                  6,900      161,736
  Fiserv, Inc.*                      3,900      189,072
  GT Solar International, Inc.*     19,400      107,864
  Intersil Corp.                    10,000      153,400
  Intuit, Inc.*                     22,900      703,717
  Jack Henry & Associates, Inc.      5,900      136,526
  KLA-Tencor Corp.                   4,200      151,872
  Lam Research Corp.*                5,000      196,050
  Linear Technology Corp.           17,000      519,520


   Common Stock and
 Short-Term Investments             SHARES        VALUE
------------------------------------------------------------
TECHNOLOGY - 16.2% (continued)
  Logitech International*           13,500    $ 230,985
  Marvell Technology Group*         31,300      649,475
  Maxim Integrated Products         11,300      229,616
  MEMC Electronic Materials*         9,700      132,114
  Microchip Technology, Inc.        13,057      379,306
  MICROS Systems, Inc.*             10,500      325,815
  National Semiconductor Corp.      26,600      408,576
  NetApp, Inc.*                     18,800      645,968
  NVIDIA Corp.*                     26,100      487,548
  ON Semiconductor Corp.*           20,100      177,282
  Palm, Inc.*                       19,300      193,579
  QLogic Corp.*                     12,600      237,762
  Red Hat, Inc.*                    20,500      633,450
  Rovi Corp.*                        6,500      207,155
  Salesforce.com, Inc.*              6,600      486,882
  SanDisk Corp.*                     7,800      226,122
  Seagate Technology*               31,000      563,890
  Silicon Laboratories, Inc.*        5,700      275,766
  Synopsys, Inc.*                    6,800      151,504
  Teradyne, Inc.*                   20,300      217,819
  Varian Semiconductor*              7,100      254,748
  Xilinx, Inc.                      24,100      603,946

UTILITIES - 0.8%
  Calpine Corp.*                    34,400      378,400
  NRG Energy, Inc.*                 18,900      446,229
                                          -----------------

TOTAL COMMON STOCK - 97.8%
  (Cost $91,462,909)                         96,915,157

SHORT-TERM INVESTMENTS - 0.4%
  Fifth Third Inst.
    Money Market Fund, 0.13% Yield
      (Cost $360,063)                           360,063
                                          -----------------

TOTAL INVESTMENTS IN SECURITIES - 98.2%
  (Cost $91,822,972)                         97,275,220

OTHER ASSETS LESS LIABILITIES - 1.8%          1,826,082
                                          -----------------

TOTAL NET ASSETS - 100.0%                  $ 99,101,302
                                          =================


    *Securities are non-income producing
     ADR - American Depository Receipt

            See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
BASIC MATERIALS - 4.5%
  Agnico-Eagle Mines Ltd            15,700    $ 847,800
  Air Products & Chemicals           5,800      470,148
  Albemarle Corp.                    1,800       65,466
  BHP Billiton Ltd - ADR            10,700      819,406
  Carpenter Technology Corp.        13,200      355,740
  CF Industries Holdings, Inc.       1,100       99,858
  Cliffs Natural Resources, Inc.     2,400      110,616
  Compass Minerals                   1,200       80,628
  Ecolab, Inc.                       4,800      213,984
  Eldorado Gold Corp.*              25,800      365,586
  EI du Pont de Nemours             17,700      595,959
  Freeport-McMoRan                   7,700      618,233
  Intrepid Potash, Inc.*             2,200       64,174
  Nucor Corp.                        4,800      223,920
  Potash Corp of Saskatchewan        2,000      217,000
  Praxair, Inc.                      4,700      377,457
  Rio Tinto PLC - ADR*               3,300      710,787
  Sherwin-Williams Co.               8,600      530,190
  Sigma-Aldrich Corp.                2,400      121,320
  Sociedad Quimica y Minera - ADR   10,600      398,242
  Terra Industries, Inc.             2,500       80,475
  United States Steel Corp.          1,500       82,680
  Vale SA - ADR                     22,200      644,466
  Vulcan Materials Co.               6,700      352,889

COMMUNICATIONS - 4.6%
  Akamai Technologies, Inc.*         4,600      116,564
  America Movil - ADR                5,000      234,900
  American Tower Corp.*              2,300       99,383
  AOL, Inc.*                         1,133       26,376
  AT&T, Inc.                        72,900    2,043,387
  Baidu, Inc. - ADR*                   100       41,123
  Cablevision Systems Corp.          3,000       77,460
  Central European Media*            2,600       61,386
  Cisco Systems, Inc.*              13,300      318,402
  Crown Castle International*        3,900      152,256
  CTC Media, Inc.*                   4,000       59,600
  Ctrip.com International Ltd - ADR*   900       64,674
  Discovery Communications*          6,000      159,120
  Expedia, Inc.*                     4,900      126,077
  Factset Research Systems           2,200      144,914
  F5 Networks, Inc.*                 1,700       90,049
  JDS Uniphase Corp.*                6,400       52,800
  Juniper Networks, Inc.*            7,900      210,693
  Leap Wireless International*       4,300       75,465
  Liberty Media Corp. - Starz*       1,500       69,225
  McAfee, Inc.*                      5,800      235,306
  McGraw-Hill Cos., Inc.            17,100      573,021

COMMUNICATIONS - 4.6% (continued)
  MetroPCS Communications*           8,400     $ 64,092
  NeuStar, Inc.*                     2,400       55,296
  NII Holdings, Inc.*                2,500       83,950
  Nokia OYJ - ADR                   14,900      191,465
  Omnicom Group, Inc.                8,200      321,030
  priceline.com, Inc.*                 700      152,887
  Rackspace Hosting, Inc.*           3,100       64,635
  SBA Communications Corp.*          4,000      136,640
  Shaw Communications, Inc.          3,100       63,767
  Sina Corp.*                        1,600       72,288
  Symantec Corp.*                   17,300      309,497
  Time Warner, Inc.                 12,466      363,259
  VeriSign, Inc.*                    4,500      109,080
  Verizon Communications, Inc.      36,900    1,222,497
  Walt Disney Co.                   16,900      545,025

CONSUMER, CYCLICAL - 5.8%
  Advance Auto Parts, Inc.           2,400       97,152
  AnnTaylor Stores Corp.*            1,900       25,916
  AutoZone, Inc.*                      500       79,035
  Bed Bath & Beyond, Inc.*           5,300      204,633
  Big Lots, Inc.*                    2,600       75,348
  CarMax, Inc.*                      4,200      101,850
  Chipotle Mexican Grill, Inc.*        800       70,528
  Choice Hotels International        2,700       85,482
  Coach, Inc.                        7,000      255,710
  Copart, Inc.*                      1,600       58,592
  CVS Caremark Corp.                10,300      331,763
  Dick's Sporting Goods, Inc.*       3,100       77,097
  Dollar General Corp.*              2,500       56,075
  Dollar Tree, Inc.*                 1,400       67,620
  DreamWorks Animation*              2,100       83,895
  Family Dollar Stores, Inc.         3,100       86,273
  Fastenal Co.                       3,500      145,740
  Gap, Inc.                         21,400      448,330
  Home Depot, Inc.                  45,700    1,322,101
  Hyatt Hotels Corp.*                1,500       44,715
  International Game Tech.           6,500      122,005
  KB Home                            1,500       20,520
  Lennar Corp.                      20,000      255,400
  Marriott International, Inc.       5,775      157,369
  Mattel, Inc.                      17,900      357,642
  McDonald's Corp.                   8,200      512,008
  Men's Wearhouse, Inc.              2,475       52,124
  NIKE, Inc.                         4,200      277,494
  O'Reilly Automotive, Inc.*         4,600      175,352
  PACCAR, Inc.                      12,300      446,121
  Panera Bread Co.*                  2,000      133,880


            See Notes to Financial Statements
                        -22-

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009

   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
CONSUMER, CYCLICAL - 5.8% (continued)
  PetSmart, Inc.                     2,300     $ 61,387
  Pulte Homes, Inc.*                 4,060       40,600
  Ross Stores, Inc.                  4,800      205,008
  Skywest, Inc.                      5,200       87,984
  Southwest Airlines Co.            32,400      370,332
  Staples, Inc.                      2,800       68,852
  Starbucks Corp.*                   7,400      170,644
  Starwood Hotels & Resorts         10,200      373,014
  Tiffany & Co.                      3,800      163,400
  Tim Hortons, Inc.                  3,300      100,683
  TJX Cos., Inc.                    17,400      635,970
  Toll Brothers, Inc.*               2,700       50,787
  Tractor Supply Co.*                1,300       68,861
  Urban Outfitters, Inc.*            3,200      111,968
  WABCO Holdings, Inc.*              2,600       67,054
  Walgreen Co.                       7,500      275,400
  Wal-Mart Stores, Inc.             19,400    1,036,930
  Williams-Sonoma, Inc.              2,600       54,028
  WMS Industries, Inc.*              1,900       76,000
  WW Grainger, Inc.                  5,600      542,248
  Wynn Resorts Ltd                   1,200       69,876
  Yum! Brands, Inc.                  5,500      192,335

CONSUMER, NON-CYCLICAL - 13.1%
  Abbott Laboratories                 7,075     381,979
  Aetna, Inc.                         6,700     212,390
  Alexion Pharmaceuticals, Inc.*      1,700      82,994
  Allergan, Inc.                      1,540      97,035
  Altria Group, Inc.                 20,700     406,341
  American Medical Systems*           3,400      65,586
  Amgen, Inc.*                        6,900     390,333
  Apollo Group, Inc.*                 3,545     214,756
  Arthrocare Corp.*                   2,000      47,400
  AstraZeneca PLC - ADR               5,100     239,394
  Automatic Data Processing           9,800     419,636
  Avon Products, Inc.                15,500     488,250
  Baxter International, Inc.          4,400     258,192
  Biogen Idec, Inc.*                  1,400      74,900
  BioMarin Pharmaceutical, Inc.*      3,500      65,835
  Brown-Forman Corp.                  9,525     510,254
  Campbell Soup Co.                   9,800     331,240
  CareFusion Corp.*                   6,600     165,066
  Cephalon, Inc.*                     1,700     106,114
  Charles River Laboratories*         1,500      50,535
  Church & Dwight Co., Inc.           2,400     145,080
  CIGNA Corp.                         9,600     338,592
  Clorox Co.                          8,400     512,400
  Coca-Cola Co.                      10,300     587,100

CONSUMER, NON-CYCLICAL - 13.1% (continued)
  Colgate-Palmolive Co.               3,300   $ 271,095
  Community Health Systems*           2,100      74,760
  Corporate Executive Board Co.       2,100      47,922
  Covance, Inc.*                      1,000      54,570
  Coventry Health Care, Inc.*         1,850      44,937
  Covidien Plc                        5,700     272,973
  CR Bard, Inc.                       5,800     451,820
  DaVita, Inc.*                       2,450     143,913
  DENTSPLY International, Inc.        3,100     109,027
  DeVry, Inc.                         4,500     255,285
  Diageo PLC - ADR                    5,800     402,578
  Education Management Corp.*         3,000      66,030
  Edwards Lifesciences Corp.*         1,100      95,535
  Elan Corp PLC - ADR*                8,700      56,724
  Eli Lilly & Co.                     7,300     260,683
  Equifax, Inc.                       2,200      67,958
  General Mills, Inc.                 4,300     304,483
  Genpact Ltd*                        4,100      61,090
  Gen-Probe, Inc.*                      800      34,336
  Genzyme Corp.*                      4,300     210,743
  GlaxoSmithKline PLC - ADR           5,400     228,150
  Global Payments, Inc.               1,600      86,176
  Health Net, Inc.*                   2,600      60,554
  Henry Schein, Inc.*                 2,400     126,240
  Hershey Co.                         2,500      89,475
  Hewitt Associates, Inc.*            1,400      59,164
  Hologic, Inc.*                      3,700      53,650
  Human Genome Sciences*              3,700     113,146
  Humana, Inc.*                       1,600      70,224
  IDEXX Laboratories, Inc.*           2,400     128,280
  Illumina, Inc.*                     3,300     101,244
  Intuitive Surgical, Inc.*             800     242,744
  Iron Mountain, Inc.*                3,912      89,037
  ITT Educational Services, Inc.*     1,200     115,152
  JM Smucker Co.                      1,400      86,450
  Johnson & Johnson                  24,600   1,584,486
  Kellogg Co.                         4,900     260,680
  Kimberly-Clark Corp.                6,800     433,228
  Laboratory Corp of America*         2,500     187,100
  Life Technologies Corp.*            3,400     177,548
  Lincare Holdings, Inc.*             1,200      44,568
  Lorillard, Inc.                     8,800     706,024
  Manpower, Inc.                      1,100      60,038
  Martek Biosciences Corp.*           1,900      36,005
  Masimo Corp.*                       1,600      48,672
  McCormick & Co., Inc.              13,800     498,594
  McKesson Corp.                      3,900     243,750
  Mead Johnson Nutrition Co.          2,300     100,510

           See Notes to Financial Statements
                         -23-

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
CONSUMER, NON-CYCLICAL - 13.1% (continued)
 Medtronic, Inc.                     8,700    $ 382,626
  Merck & Co., Inc.                 21,400      781,956
  Millipore Corp.*                     900       65,115
  Monster Worldwide, Inc.*           3,400       59,160
  Moody's Corp.                     14,500      388,600
  Myriad Genetics, Inc.*             2,800       73,052
  New Oriental Education - ADR*      1,100       83,171
  Patterson Cos., Inc.*              2,300       64,354
  Paychex, Inc.                     16,393      502,282
  PepsiCo., Inc.                     7,100      431,680
  Perrigo Co.                        2,000       79,660
  Pfizer, Inc.                      15,686      285,328
  Philip Morris International, Inc. 16,500      795,135
  Procter & Gamble Co.              17,500    1,061,025
  QIAGEN NV*                         4,000       89,320
  Quanta Services, Inc.*             7,000      145,880
  Quest Diagnostics, Inc.            8,588      518,543
  ResMed, Inc.*                      1,200       62,724
  Ritchie Bros Auctioneers, Inc.     6,600      148,038
  Robert Half International, Inc.    3,600       96,228
  SEI Investments Co.                3,400       59,568
  Shire PLC - ADR                    1,000       58,700
  St Jude Medical, Inc.*             4,400      161,832
  Strayer Education, Inc.              400       85,008
  Sysco Corp.                        7,800      217,932
  Techne, Corp.                      2,200      150,832
  UnitedHealth Group, Inc.          18,200      554,736
  Varian Medical Systems, Inc.*      2,500      117,125
  Verisk Analytics, Inc.*            2,300       69,644
  Vertex Pharmaceuticals, Inc.*      3,950      169,258
  VistaPrint NV*                     1,400       79,324
  Warner Chilcott PLC*               1,600       45,552
  WellPoint, Inc.*                   7,200      419,688
  Western Union Co.                 22,600      426,010
  Whole Foods Market, Inc.*          5,600      153,720
  Zimmer Holdings, Inc.*             6,300      372,393

ENERGY - 8.3%
  Apache Corp.                       2,300      237,291
  Arch Coal, Inc.                    3,759       83,638
  Baker Hughes, Inc.                 7,100      287,408
  Bill Barrett Corp.*                1,600       49,776
  BP PLC - ADR                      19,792    1,147,342
  Cabot Oil & Gas Corp.              3,500      152,565
  Cameron International Corp.*       5,200      217,360
  Chevron Corp.                     24,742    1,904,887
  Cobalt International Energy*       3,600       49,824
  Complete Production Svcs.*         2,400       31,200

ENERGY - 8.3% (continued)
  Concho Resources, Inc.*            4,800    $ 215,520
  ConocoPhillips                     8,700      444,309
  Consol Energy, Inc.                7,500      373,500
  Core Laboratories                  1,300      153,556
  Devon Energy Corp.                 3,900      286,650
  Diamond Offshore Drilling, Inc.    5,100      501,942
  EOG Resources, Inc.                2,600      252,980
  Exxon Mobil Corp.                 25,702    1,752,619
  First Solar, Inc.*                   500       67,700
  FMC Technologies, Inc.*            3,300      190,872
  Forest Oil Corp.*                 15,800      351,550
  Mariner Energy, Inc.*              5,200       60,372
  Massey Energy Co.                  2,000       84,020
  Murphy Oil Corp.                  10,100      547,420
  Nabors Industries Ltd*             2,700       59,103
  Newfield Exploration Co.*          8,100      390,663
  Occidental Petroleum Corp.         6,100      496,235
  Oceaneering International, Inc.*   1,600       93,632
  Peabody Energy Corp.               9,800      443,058
  Petroleo Brasileiro SA - ADR       8,600      364,554
  Royal Dutch Shell PLC - ADR       16,500      991,815
  SandRidge Energy, Inc.*            3,500       33,005
  Schlumberger Ltd                  11,960      778,476
  Smith International, Inc.          3,700      100,529
  Southwestern Energy Co.*           1,700       81,940
  Sunoco, Inc.                       1,300       33,930
  Tetra Technologies, Inc.*          5,700       63,156
  Total SA - ADR                    18,500    1,184,740
  Ultra Petroleum Corp.*            13,200      658,152
  Walter Energy, Inc.                2,500      188,275
  Williams Cos., Inc.               13,600      286,688

FINANCIAL - 9.3%
  Aflac, Inc.                        7,600      351,500
  AON Corp.                         12,500      479,250
  Arch Capital Group Ltd*            5,200      372,060
  Artio Global Investors, Inc.*      1,600       40,784
  Assurant, Inc.                     1,200       35,376
  AvalonBay Communities, Inc.        3,294      270,470
  Axis Capital Holdings Ltd          2,000       56,820
  Bank of New York Mellon           17,871      499,852
  BB&T Corp.                        16,500      418,605
  Chubb Corp.                       10,900      536,062
  Citigroup, Inc.*                  86,600      286,646
  City National Corp.               10,500      478,800
  CME Group, Inc.                      800      268,768
  Eaton Vance Corp.                  4,100      124,681
  Equity Residential                 8,200      276,996


             See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
FINANCIAL - 9.3% (continued)
  Essex Property Trust, Inc.         3,000    $ 250,950
  Federal Realty Investment          8,700      589,164
  Federated Investors, Inc.         12,500      343,750
  First Horizon National Corp.*      9,319      124,871
  HCC Insurance Holdings, Inc.      12,300      344,031
  Interactive Brokers Group, Inc.*   3,100       54,932
  IntercontinentalExchange, Inc.*    2,600      291,980
  Janus Capital Group, Inc.          9,100      122,395
  JPMorgan Chase & Co.              54,500    2,271,015
  KeyCorp                           67,500      374,625
  Lazard Ltd                         4,200      159,474
  Marshall & Ilsley Corp.           22,900      124,805
  Northern Trust Corp.              13,700      717,880
  NYSE Euronext                     17,200      435,160
  optionsXpress Holdings, Inc.*      4,300       66,435
  PNC Financial Services Group      11,700      617,643
  Principal Financial Group, Inc.    3,200       76,928
  Progressive Corp.*                13,900      250,061
  Public Storage                     6,900      562,005
  Regions Financial Corp.           45,100      238,579
  RenaissanceRe Holdings Ltd         5,600      297,640
  Simon Property Group, Inc.         3,059      244,106
  SLM Corp.*                        32,100      361,767
  State Street Corp.                 5,800      252,532
  SunTrust Banks, Inc.              11,500      233,335
  SVB Financial Group*               1,300       54,158
  TD Ameritrade Holding Corp.*       8,800      170,544
  Travelers Cos., Inc.              11,300      563,418
  US Bancorp                        51,428    1,157,644
  Wells Fargo & Co.                 51,760    1,397,002
  WR Berkley Corp.                  12,800      315,392

INDUSTRIAL - 6.9%
  3M Co.                             5,300      438,151
  Agilent Technologies, Inc.*        8,400      260,988
  Alliant Techsystems, Inc.*         3,200      282,464
  AMETEK, Inc.                       3,500      133,840
  Amphenol Corp.                     2,800      129,304
  Boeing Co.                         9,040      489,335
  Caterpillar, Inc.                  6,800      387,532
  CH Robinson Worldwide, Inc.        3,600      211,428
  CLARCOR, Inc.                      2,100       68,124
  Cogent, Inc.*                      4,100       42,599
  CSX Corp.                          8,800      426,712
  Cummins, Inc.                      2,100       96,306
  Cymer, Inc.*                       1,600       61,408
  Dolby Laboratories, Inc.*          4,200      200,466
  Donaldson Co., Inc.                2,800      119,112

INDUSTRIAL - 6.9% (continued)
  Elbit Systems Ltd                  1,100     $ 71,555
  Emerson Electric Co.              10,600      451,560
  Empresa Brasileira - ADR          12,800      283,008
  Expeditors International           6,300      219,051
  FLIR Systems, Inc.*                2,200       72,006
  Flowserve Corp.                    3,600      340,308
  Fluor Corp.                        5,900      265,736
  Foster Wheeler AG*                 3,700      108,928
  General Cable Corp.*               2,500       73,550
  General Dynamics Corp.             5,900      402,203
  Gentex Corp.                       3,400       60,690
  Goodrich Corp.                     9,600      616,800
  Graco, Inc.                        2,100       59,997
  Harsco Corp.                       1,700       54,791
  Honeywell International, Inc.      7,600      297,920
  IDEX Corp.                         2,025       63,079
  II-VI, Inc.*                       2,100       66,780
  Illinois Tool Works, Inc.          6,600      316,734
  Itron, Inc.*                       1,100       74,327
  ITT Corp.                          5,700      283,518
  Jabil Circuit, Inc.                4,800       83,376
  Joy Global, Inc.                  10,500      541,485
  Landstar System, Inc.              3,500      135,695
  Lockheed Martin Corp.              3,600      271,260
  McDermott International, Inc.*     7,500      180,075
  Mettler-Toledo International*        900       94,491
  National Instruments Corp.         2,550       75,098
  Northrop Grumman Corp.             4,000      223,400
  Pall Corp.                         2,900      104,980
  Precision Castparts Corp.          3,000      331,050
  Republic Services, Inc.           20,050      567,616
  Rockwell Automation, Inc.          7,800      366,444
  Rockwell Collins, Inc.             3,500      193,760
  Roper Industries, Inc.             1,600       83,792
  Stericycle, Inc.*                  3,400      187,578
  Terex, Corp.*                      3,700       73,297
  TransDigm Group, Inc.              1,300       61,737
  Trimble Navigation Ltd*            6,700      168,840
  Union Pacific Corp.                9,600      613,440
  United Parcel Service, Inc.        3,500      200,795
  United Technologies Corp.          7,200      499,752
  Valmont Industries, Inc.             900       70,605
  Wabtec Corp.                       1,600       65,344
  Waste Connections, Inc.*           2,100       70,014
  Waters Corp.*                      2,100      130,116
  Zebra Technologies Corp.*          1,700       48,195


        See Notes to Financial Statements

ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
TECHNOLOGY - 6.2%
  Accenture PLC                      9,600    $ 398,400
  Adobe Systems, Inc.*               2,900      106,662
  Altera Corp.                       9,500      214,985
  Allscripts-Misys Healthcare*       2,400       48,552
  American Reprographics Co.*        4,000       28,040
  Analog Devices, Inc.              14,600      461,068
  ANSYS, Inc.*                       3,000      130,380
  Autodesk, Inc.*                    5,400      137,214
  BMC Software, Inc.*                4,400      176,440
  Broadcom Corp.*                    3,000       94,410
  CA, Inc.                           5,400      121,284
  Cerner Corp.*                      1,900      156,636
  Check Point Software Tech.*        1,800       60,984
  Citrix Systems, Inc.*              4,000      166,440
  Cognizant Technology*              5,636      255,480
  Computer Sciences Corp.*           6,100      350,933
  Dell, Inc.*                       15,100      216,836
  Dun & Bradstreet Corp.             1,500      126,555
  Electronic Arts, Inc.*             3,200       56,800
  EMC Corp.*                        14,100      246,327
  Fairchild Semiconductor*           3,800       37,962
  Fidelity National                  2,400       56,256
  Fiserv, Inc.*                      1,650       79,992
  GT Solar International, Inc.*      9,500       52,820
  Intel Corp.                       50,500    1,030,200
  International Business Machines    7,400      968,660
  Intersil Corp.                     3,600       55,224
  Intuit, Inc.*                      7,700      236,621
  Jack Henry & Associates, Inc.      2,300       53,222
  KLA-Tencor Corp.                   1,600       57,856
  Lam Research Corp.*                1,700       66,657
  Linear Technology Corp.            6,000      183,360
  Logitech International*            4,300       73,573
  Marvell Technology Group*         12,600      261,450
  Maxim Integrated Products          3,100       62,992
  MEMC Electronic Materials*         3,300       44,946
  Microchip Technology, Inc.        13,012      377,999
  MICROS Systems, Inc.*              3,800      117,914
  Microsoft Corp.                   45,700    1,392,936

TECHNOLOGY - 6.2% (continued)
  National Semiconductor Corp.      24,000    $ 368,640
  NetApp, Inc.*                      6,900      237,084
  NVIDIA Corp.*                     10,300      192,404
  ON Semiconductor Corp.*            6,900       60,858
  Oracle Corp.                      10,900      267,377
  Palm, Inc.*                        7,400       74,222
  QLogic Corp.*                      3,900       73,593
  Red Hat, Inc.*                     7,600      234,840
  Rovi Corp.*                        2,400       76,488
  Salesforce.com, Inc.*              2,600      191,802
  SanDisk Corp.*                     2,800       81,172
  Seagate Technology*               10,100      183,719
  Silicon Laboratories, Inc.*        2,200      106,436
  Synopsys, Inc.*                    2,700       60,156
  Teradyne, Inc.*                    7,600       81,548
  Texas Instruments, Inc.           11,400      297,084
  Varian Semiconductor*              2,900      104,052
  Xilinx, Inc.                      18,800      471,128

UTILITIES - 2.9%
  Calpine Corp.*                    12,500      137,500
  Consolidated Edison, Inc.          7,200      327,096
  Duke Energy Corp.                 33,000      567,930
  Entergy Corp.                      5,400      441,936
  Exelon Corp.                       7,550      368,969
  FPL Group, Inc.                    6,700      353,894
  NRG Energy, Inc.*                 18,200      429,702
  Pepco Holdings, Inc.              22,800      384,180
  Pinnacle West Capital Corp.       10,700      391,406
  Progress Energy, Inc.             14,200      582,342
  SCANA Corp.                       15,600      587,808
  Southern Co.                      19,300      643,076
  TECO Energy, Inc.                 15,800      256,276
                                            ------------
TOTAL COMMON STOCK - 61.6%
  (Cost $104,649,327)                     $ 116,675,167
                                            ------------

*Securities are non-income producing
ADR - American Depository Receipt


         See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009

                                                                PRINCIPAL
 FIXED INCOME SECURITIES           COUPON         MATURITY         AMOUNT        VALUE
------------------------------------------------------------------------------------------
BASIC MATERIALS - 3.0%
  ArcelorMittal USA                 9.750       04/01/2014    $ 2,000,000   $ 2,099,999
  Barrick Gold Corp.                6.950       04/01/2019      1,500,000     1,688,915
  BHP Billiton Finance USA Ltd      7.250       03/01/2016        500,000       569,845
  Westvaco Corp.                    7.650       03/15/2027      1,350,000     1,250,829

COMMUNICATIONS - 6.0%
  British Telecommunications PLC    9.625       12/15/2030      1,000,000     1,274,215
  CBS Corp.                         8.625       08/01/2012      1,000,000     1,090,858
  Cisco Systems, Inc.               4.450       01/15/2020      1,000,000       980,984
  Comcast Holdings Corp.           10.625       07/15/2012      2,000,000     2,359,840
  Michigan Bell Telephone Co.       7.850       01/15/2022      2,000,000     2,215,248
  Telecom Italia Capital SA         6.999       06/04/2018      1,000,000     1,100,291
  Verizon New Jersey, Inc.          8.000       06/01/2022        650,000       717,870
  Vodafone Group PLC                5.375       01/30/2015      1,500,000     1,611,989

CONSUMER, CYCLICAL - 0.5%
  Macy's Retail Holdings, Inc.      7.450       09/15/2011      1,000,000     1,039,999

CONSUMER, NON-CYCLICAL - 3.8%
  Anheuser-Busch InBev^             7.750       01/15/2019      2,000,000     2,341,589
  Genentech, Inc.                   4.750       07/15/2015      1,000,000     1,070,273
  Pfizer, Inc.                      6.200       03/15/2019      2,000,000     2,223,244
  Roche Holdings, Inc.^             6.000       03/01/2019      1,500,000     1,648,277

ENERGY - 2.6%
  ConocoPhillips                    5.750       02/01/2019      1,000,000     1,094,546
  Marathon Oil Canada Corp.         8.375       05/01/2012      1,350,000     1,511,124
  Statoil ASA                       7.500       10/01/2016      1,000,000     1,189,906
  TransCanada PipeLines Ltd         7.125       01/15/2019      1,000,000     1,169,219

FINANCIAL - 8.2%
  AIG Retirement Services, Inc.     8.125       04/28/2023        375,000       335,667
  Berkshire Hathaway Finance        5.400       05/15/2018      1,000,000     1,044,790
  Deutsche Bank Trust Corp.         7.500       11/15/2015      1,000,000     1,024,467
  CitiFinancial, Inc.               6.625       06/01/2015      1,250,000     1,242,193
  Comerica Bank                     7.125       12/01/2013        940,000       940,775
  General Electric Capital Corp.    5.625       05/01/2018      1,000,000     1,024,741
  Goldman Sachs Group, Inc.         5.950       01/18/2018      1,000,000     1,055,973
  HSBC Finance Corp.                6.375       11/27/2012      1,000,000     1,089,033
  Invesco Ltd                       5.625       04/17/2012      1,000,000     1,035,780
  Jefferies Group, Inc.             6.450       06/08/2027      2,000,000     1,704,482
  Morgan Stanley                    4.750       04/01/2014      1,000,000     1,005,747
  National Rural
   Utilities Cooperative           10.375       11/01/2018      1,500,000     1,987,614
  Ohio National
    Financial Services^             7.000       07/15/2011      1,000,000     1,021,539
  Santander Financial Issuances     6.375       02/15/2011      1,000,000     1,042,376

GOVERNMENT - 1.1%
  Federal Home Loan Banks           5.375       05/15/2019      1,000,000     1,070,313
  Federal Home Loan Banks           4.125       12/13/2019      1,000,000       971,563


                See Notes to Financial Statements



ADVANCE CAPITAL I - BALANCED FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009

 FIXED INCOME SECURITIES                                          PRINCIPAL
 and SHORT-TERM INVESTMENTS        COUPON         MATURITY           AMOUNT         VALUE
-------------------------------------------------------------------------------------------
INDUSTRIAL - 1.5%
  Burlington Northern Santa Fe      5.750       03/15/2018      $ 1,000,000   $ 1,062,250
  Clark Equipment Co.               8.000       05/01/2023          500,000       505,628
  United Parcel Service of America  8.375       04/01/2020        1,000,000     1,264,029

MORTGAGE SECURITIES - 4.3%
  Chase Mortgage Finance Corp.      6.500       05/25/2036        1,042,593       754,707
  Countrywide Alternative Loan      6.000       06/25/2037        1,567,961       297,824
  Fannie Mae Pool                   7.000       04/01/2033          640,004       705,887
  Freddie Mac Gold Pool             6.500       06/01/2024          534,056       578,008
  Freddie Mac Gold Pool             7.000       10/01/2031          856,698       946,504
  Freddie Mac Gold Pool             6.500       02/01/2032          883,502       954,182
  Freddie Mac Gold Pool             6.500       08/01/2032          695,551       751,196
  Freddie Mac Gold Pool             6.500       12/01/2032          966,717     1,045,565
  Freddie Mac Gold Pool             6.500       04/01/2033          434,668       470,121
  Lehman Mortgage Trust             6.000       09/25/2036        1,065,591       489,173
  MASTR Asset Securitization        6.250       05/25/2036          675,395       566,854
  Residential Asset Securitization  6.500       06/25/2037        1,469,264       618,468

TECHNOLOGY - 0.6%
  Oracle Corp.                      5.750       04/15/2018        1,000,000     1,081,186

UTILITIES - 4.0%
  Entergy Gulf States, Inc.         5.250       08/01/2015          806,000       795,291
  Illinois Power Co.                9.750       11/15/2018        1,000,000     1,243,470
  Michigan Consolidated Gas Co.     8.250       05/01/2014        1,050,000     1,209,890
  Monongahela Power Co.^            7.950       12/15/2013        1,004,000     1,103,349
  PSEG Power LLC                    5.500       12/01/2015        2,000,000     2,124,608
  United Utilities PLC              5.375       02/01/2019        1,000,000       996,554
                                                                             --------------
TOTAL FIXED-INCOME SECURITIES - 35.6%
  (Cost $69,208,802)                                                           67,410,857

SHORT-TERM INVESTMENTS - 1.1%
  Fifth Third Institutional Money Market Fund, 0.13% Yield
  (Cost $1,916,531)                                                             1,916,531
                                                                             --------------
TOTAL INVESTMENTS IN SECURITIES - 98.3%
  (Cost $175,774,660)                                                         186,002,555

OTHER ASSETS LESS LIABILITIES - 1.7%                                            3,261,388
                                                                             --------------
TOTAL NET ASSETS - 100.0%                                                   $ 189,263,943
                                                                            ===============


^Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2009, the aggregate market value of these securities amounted to $6,114,754 or 3.23% of net assets.

                 See Notes to Financial Statements


ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


                                                                PRINCIPAL
 FIXED INCOME SECURITIES           COUPON         MATURITY         AMOUNT        VALUE
------------------------------------------------------------------------------------------
BASIC MATERIALS - 5.5%
 ArcelorMittal USA                  9.750       04/01/2014    $ 3,500,000  $ 3,674,999
 Barrick Gold Corp.                 6.950       04/01/2019      2,500,000    2,814,858
 Freeport-McMoRan Copper            8.250       04/01/2015      3,000,000    3,270,000
 Steel Dynamics, Inc.               7.375       11/01/2012      3,000,000    3,090,000
 Teck Resources Ltd                 9.750       05/15/2014      2,000,000    2,307,500
 Westvaco Corp.                     7.650       03/15/2027      2,700,000    2,501,658

COMMUNICATIONS - 11.6%
 British Telecommunications PLC     9.625       12/15/2030      2,000,000    2,548,431
 CBS Corp.                          8.625       08/01/2012        750,000      818,144
 CBS Corp.                          5.625       08/15/2012      2,000,000    2,090,536
 Cisco Systems, Inc.                4.450       01/15/2020      3,000,000    2,942,952
 Comcast Cable Communications       8.500       05/01/2027      1,000,000    1,134,762
 Comcast Holdings Corp.            10.625       07/15/2012      1,500,000    1,769,880
 DirecTV Holdings LLC               6.375       06/15/2015      3,000,000    3,116,250
 GTE Corp.                          8.750       11/01/2021      1,500,000    1,846,452
 Liberty Media LLC                  5.700       05/15/2013      3,000,000    2,857,500
 Michigan Bell Telephone Co.        7.850       01/15/2022      3,000,000    3,322,872
 News America Holdings, Inc.        8.500       02/23/2025      2,300,000    2,709,237
 Qwest Corp.                        8.875       03/15/2012      3,000,000    3,225,000
 Telecom Italia Capital SA          6.999       06/04/2018      2,000,000    2,200,582
 TW, Inc.                           9.150       02/01/2023      2,000,000    2,413,668
 Verizon New Jersey, Inc.           8.000       06/01/2022      1,000,000    1,104,416
 Viacom, Inc.                       6.250       04/30/2016      3,000,000    3,269,646

CONSUMER, CYCLICAL - 3.5%
 GameStop Corp.                     8.000       10/01/2012      3,000,000    3,108,749
 Royal Caribbean Cruises Ltd        7.000       06/15/2013      2,500,000    2,493,750
 Wal-Mart Stores, Inc.              6.750       10/15/2023      3,000,000    3,472,995
 Wynn Las Vegas LLC                 6.625       12/01/2014      1,400,000    1,352,750
 Wynn Las Vegas LLC                 6.625       12/01/2014      1,000,000      966,250

CONSUMER, NON-CYCLICAL - 10.7%
 Altria Group, Inc.                 9.700       11/10/2018      3,000,000    3,708,500
 Anheuser-Busch InBev*              7.750       01/15/2019      3,000,000    3,512,385
 AstraZeneca PLC                    5.900       09/15/2017      3,000,000    3,333,513
 CIGNA Corp.                        7.650       03/01/2023      1,500,000    1,508,442
 CIGNA Corp.                        7.875       05/15/2027      1,000,000    1,021,882
 Corrections Corp of America        7.750       06/01/2017      3,000,000    3,090,000
 McKesson Corp.                     6.500       02/15/2014      2,000,000    2,212,328
 Pfizer, Inc.                       6.200       03/15/2019      3,000,000    3,334,866



              See Notes to Financial Statements


ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009



                                                                PRINCIPAL
 FIXED INCOME SECURITIES           COUPON         MATURITY         AMOUNT        VALUE
------------------------------------------------------------------------------------------
CONSUMER, NON-CYCLICAL - 10.7% (continued)
 Procter & Gamble Co.               4.700       02/15/2019    $ 3,000,000  $ 3,071,055
 Roche Holdings, Inc.*              6.000       03/01/2019      2,500,000    2,747,128
 UnitedHealth Group, Inc.           5.375       03/15/2016      3,000,000    3,087,408
 WellPoint, Inc.                    5.875       06/15/2017      3,500,000    3,605,882

ENERGY - 9.3%
 Chesapeake Energy Corp.            7.250       12/15/2018      2,000,000    2,014,999
 ConocoPhillips                     5.750       02/01/2019      1,000,000    1,094,547
 Husky Energy, Inc.                 6.200       09/15/2017      2,575,000    2,772,974
 Plains Exploration & Production    7.750       06/15/2015      2,500,000    2,543,750
 Pride International, Inc.          7.375       07/15/2014      2,000,000    2,065,000
 Statoil ASA                        7.500       10/01/2016      3,000,000    3,569,718
 Suncor Energy, Inc.                6.100       06/01/2018      3,000,000    3,219,093
 Sunoco, Inc.                       5.750       01/15/2017      2,500,000    2,527,565
 TransCanada PipeLines Ltd          7.125       01/15/2019      2,000,000    2,338,438
 Transocean, Inc.                   6.000       03/15/2018      2,000,000    2,133,882
 Ultramar Diamond Shamrock          7.200       10/15/2017      2,250,000    2,316,074
 Weatherford International, Inc.    6.350       06/15/2017      3,000,000    3,137,922

FINANCIAL - 21.5%
 AIG Retirement Services, Inc.      8.125       04/28/2023      1,875,000    1,678,337
 BB&T Corp.                         6.850       04/30/2019      3,000,000    3,364,809
 Berkshire Hathaway Finance         5.400       05/15/2018      3,000,000    3,134,370
 Cantor Fitzgerald LP*              7.875       10/15/2019      1,000,000      978,655
 Caterpillar Financial Services     5.450       04/15/2018      2,000,000    2,083,154
 Citigroup, Inc.                    7.250       10/01/2010      1,000,000    1,036,098
 Citigroup, Inc.                    6.125       11/21/2017      2,000,000    2,015,950
 Comerica Bank                      7.125       12/01/2013      1,500,000    1,501,236
 Comerica Bank                      8.375       07/15/2024        200,000      199,992
 Deutsche Bank Trust Corp.          7.500       11/15/2015      2,500,000    2,561,168
 Fairfax Financial Holdings Ltd     7.750       04/26/2012      2,000,000    2,065,000
 Farmers Insurance Exchange*        8.625       05/01/2024      2,000,000    1,933,478
 General Electric Capital Corp.     5.250       10/19/2012      1,000,000    1,064,222
 General Electric Capital Corp.     5.625       05/01/2018      3,000,000    3,074,223
 Goldman Sachs Group, Inc.          6.150       04/01/2018      3,000,000    3,211,497
 Hospitality Properties Trust       5.625       03/15/2017      1,000,000      865,859
 Host Hotels & Resorts LP           6.875       11/01/2014      2,000,000    2,012,500
 HSBC America Capital Trust II*     8.380       05/15/2027      1,000,000      955,038
 HSBC Finance Corp.                 6.375       11/27/2012      1,000,000    1,089,033
 Icahn Enterprises LP               7.125       02/15/2013      3,000,000    3,060,000



           See Notes to Financial Statements


ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


                                                                PRINCIPAL
 FIXED INCOME SECURITIES           COUPON         MATURITY         AMOUNT        VALUE
------------------------------------------------------------------------------------------
FINANCIAL - 21.5% (continued)
 Invesco Ltd                        5.375       02/27/2013    $ 2,000,000  $ 2,035,414
 Invesco Ltd                        5.625       04/17/2012      1,000,000    1,035,780
 Jefferies Group, Inc.              6.450       06/08/2027      3,000,000    2,556,723
 Merrill Lynch & Co., Inc.          6.875       04/25/2018      3,000,000    3,232,314
 MetLife, Inc.                      6.750       06/01/2016      1,000,000    1,119,841
 Morgan Stanley                     5.950       12/28/2017      3,000,000    3,094,320
 National Rural Utilities
   Cooperative                     10.375       11/01/2018      2,500,000    3,312,690
 Bank of America Corp.             10.200       07/15/2015      1,000,000    1,165,247
 New England Mutual Life Ins.       7.875       02/15/2024      1,650,000    1,756,379
 Ohio National Financial Services*  7.000       07/15/2011      2,000,000    2,043,078
 Regions Financial Corp.            7.750       11/10/2014      1,000,000      986,223
 Santander Financial Issuances      6.375       02/15/2011        750,000      781,782
 Security Benefit Life Insurance*+  8.750       05/15/2016      2,000,000      530,000
 Travelers Property Casualty Corp.  7.750       04/15/2026      2,000,000    2,280,594
 Union Planters Corp.               7.750       03/01/2011      2,000,000    1,988,496
 Wells Fargo & Co.                  5.625       12/11/2017      3,000,000    3,120,468

GOVERNMENT - 5.9%
 Chicago Board of Education         6.138       12/01/2039      1,000,000      988,430
 City of New York, NY               5.676       10/01/2034      2,000,000    1,835,380
 County of Clark NV                 6.881       07/01/2042      2,450,000    2,361,751
 Federal Home Loan Banks            5.375       05/15/2019      2,640,000    2,825,625
 Federal Home Loan Banks            4.125       12/13/2019      3,000,000    2,914,688
 Federal Home Loan Banks            5.625       06/11/2021      3,000,000    3,265,313
 Federal Home Loan Banks            5.365       09/09/2024      2,000,000    2,093,750
 Pasadena Unified School District   7.193       08/01/2034      1,500,000    1,541,490
 University of Colorado             4.829       06/01/2020      1,000,000      971,780

INDUSTRIAL - 7.8%
 Allied Waste North America, Inc.   7.250       03/15/2015      3,000,000    3,135,000
 Ball Corp.                         6.875       12/15/2012      2,500,000    2,531,250
 Bombardier, Inc.*                  6.750       05/01/2012      3,000,000    3,097,500
 Burlington Northern Santa Fe       5.650       05/01/2017      2,000,000    2,128,762
 Canadian Pacific Railway Co.       6.500       05/15/2018      3,000,000    3,241,785
 Case New Holland, Inc.*            7.750       09/01/2013      2,500,000    2,556,250
 Clark Equipment Co.                8.000       05/01/2023        500,000      505,628
 Federal Express Corp.              9.650       06/15/2012      1,047,000    1,211,403
 Gulfmark Offshore, Inc.            7.750       07/15/2014      2,375,000    2,363,125
 Koninklijke Philips Electronics    7.250       08/15/2013      1,000,000    1,141,591
 L-3 Communications Corp.           5.875       01/15/2015      3,000,000    2,996,250



                  See Notes to Financial Statements
                                -31-


ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


                                                                PRINCIPAL
 FIXED INCOME SECURITIES           COUPON         MATURITY         AMOUNT        VALUE
------------------------------------------------------------------------------------------
MORTGAGE SECURITIES - 9.4%
 Banc of America Alternative Loan   6.000       11/25/2046    $ 1,189,032    $ 605,292
 Banc of America Funding Corp.      6.000       03/25/2037      2,020,349    1,606,852
 Banc of America Mortgage           6.000       05/25/2037      2,163,958      485,708
 Chase Mortgage Finance Corp.       6.500       05/25/2036      1,844,142    1,334,928
 Countrywide Alternative Loan       5.500       09/25/2035      1,612,828      962,405
 Countrywide Alternative Loan       6.250       07/25/2036        758,271      288,467
 Countrywide Alternative Loan       6.000       07/25/2036        444,309      140,139
 Countrywide Alternative Loan       6.000       12/25/2036      1,005,749      461,702
 Countrywide Alternative Loan       6.000       05/25/2037      2,025,446      789,508
 Countrywide Alternative Loan       6.000       05/25/2037      1,704,669      699,021
 Countrywide Alternative Loan       6.000       06/25/2037      2,351,942      446,736
 Countrywide Home Loan              5.750       05/25/2037      1,556,244      686,184
 Credit Suisse Mortgage Capital     6.500       03/25/2036        664,922      379,629
 Credit Suisse Mortgage Capital     6.250       06/25/2036      1,815,808      855,132
 Fannie Mae Pool                    7.000       02/01/2032      1,208,491    1,340,306
 Fannie Mae Pool                    7.000       03/01/2032      1,222,101    1,348,734
 Fannie Mae Pool                    7.000       04/01/2033      1,001,032    1,104,079
 Freddie Mac Gold Pool              6.500       06/01/2024      1,246,130    1,348,685
 Freddie Mac Gold Pool              7.000       10/01/2031      1,462,026    1,615,287
 Freddie Mac Gold Pool              6.500       02/01/2032      1,414,986    1,528,185
 Freddie Mac Gold Pool              7.000       05/01/2032      1,946,713    2,145,033
 Freddie Mac Gold Pool              6.500       08/01/2032        927,402    1,001,594
 Freddie Mac Gold Pool              6.500       04/01/2033      1,304,005    1,410,363
 Freddie Mac Gold Pool              7.000       09/01/2033        436,869      480,968
 Freddie Mac Gold Pool              6.500       10/01/2038      2,696,282    2,888,662
 Lehman Mortgage Trust              6.414       04/25/2036      1,433,733    1,048,095
 Lehman Mortgage Trust              6.000       09/25/2036      1,962,414      900,871
 Lehman Mortgage Trust              6.577       06/25/2037      1,639,561      168,612
 MASTR Alternative Loans Trust      6.500       12/25/2033        208,714      181,777
 Merrill Lynch Mortgage Investors   6.250       10/25/2036      2,314,967      914,202
 Residential Asset Securitization   6.500       06/25/2037      2,644,675    1,113,243

TECHNOLOGY - 2.5%
 Hewlett-Packard Co.                5.500       03/01/2018      2,000,000    2,126,686
 Oracle Corp.                       5.750       04/15/2018      3,000,000    3,243,558
 Xerox Corp.                        7.625       06/15/2013      2,500,000    2,549,888

UTILITIES - 10.2%
 AES Corp.*                         8.750       05/15/2013      2,000,000    2,050,000




                     See Notes to Financial Statements
                                   -32-



ADVANCE CAPITAL I - RETIREMENT INCOME FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009


 FIXED INCOME SECURITIES                                          PRINCIPAL
 and SHORT-TERM INVESTMENTS        COUPON         MATURITY           AMOUNT         VALUE
-------------------------------------------------------------------------------------------
UTILITIES - 10.2% (continued)
 Carolina Power & Light Co.         8.625       09/15/2021      $ 3,000,000   $ 3,832,422
 Commonwealth Edison Co.            6.150       09/15/2017        2,155,000     2,333,897
 Duke Energy Corp.                  5.050       09/15/2019        3,000,000     2,990,004
 Entergy Louisiana LLC              5.090       11/01/2014        2,500,000     2,501,865
 Illinois Power Co.                 9.750       11/15/2018        2,000,000     2,486,940
 Monongahela Power Co.*             7.950       12/15/2013        3,000,000     3,296,859
 PSEG Power LLC                     5.500       12/01/2015        2,000,000     2,124,608
 CenterPoint Energy Houston         9.150       03/15/2021        2,300,000     2,874,809
 Sempra Energy                      6.500       06/01/2016        3,000,000     3,253,527
 Southern Co Capital Funding, Inc.  5.750       11/15/2015        2,000,000     2,066,918
 United Utilities PLC               5.375       02/01/2019        3,000,000     2,989,662
                                                                            ---------------
TOTAL FIXED INCOME SECURITIES - 97.9%
 (Cost $324,511,768)                                                          314,023,949

SHORT-TERM INVESTMENTS - 0.8%
 Fifth Third Institutional Money Market Fund, 0.13% Yield
  (Cost $2,687,432)                                                             2,687,432
                                                                            ---------------
TOTAL INVESTMENTS IN SECURITIES - 98.7%
 (Cost $327,199,200)                                                          316,711,381

OTHER ASSETS LESS LIABILITIES - 1.3%                                            4,301,651
                                                                            ---------------
TOTAL NET ASSETS - 100.0%                                                   $ 321,013,032
                                                                            ===============


*Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration. At December 31, 2009, the aggregate market value of these securities amounted to $23,700,371 or 7.38% of net assets.

+The price for this security was derived from an estimate of fair value using methods approved by the Fund's Board of Directors.

                   See Notes to Financial Statements

                                  -33-


ADVANCE CAPITAL I - CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2009



   COMMON STOCK                     SHARES        VALUE
------------------------------------------------------------
BASIC MATERIALS - 2.4%
 Freeport-McMoRan                    1,680    $ 134,887
 Mosaic Co.                          1,795      107,215

COMMUNICATIONS - 19.3%
 AT&T, Inc.                          7,150      200,415
 Cisco Systems, Inc.*               10,860      259,988
 DIRECTV*                           12,236      408,071
 Harris Corp.                        6,195      294,572
 Liberty Media Corp.*               11,320      270,322
 Liberty Media Corp. - Starz*        2,128       98,207
 Symantec Corp.*                    11,375      203,499
 Time Warner, Inc.                   7,696      224,261

CONSUMER, CYCLICAL - 3.6%
 Wal-Mart Stores, Inc.               6,910      369,340

CONSUMER, NON-CYCLICAL - 20.1%
 Altria Group, Inc.                 13,440      263,827
 CIGNA Corp.                         5,765      203,332
 Eli Lilly & Co.                     5,660      202,119
 Forest Laboratories, Inc.*          4,290      137,752
 Johnson & Johnson                   5,680      365,849
 Kraft Foods, Inc.                   5,080      138,074
 Pfizer, Inc.                       15,895      289,130
 Philip Morris International, Inc.   2,750      132,523
 Procter & Gamble Co.                2,400      145,512
 UnitedHealth Group, Inc.            5,130      156,362

ENERGY - 11.4%
 Apache Corp.                        1,045      107,813
 Chevron Corp.                       3,740      287,943
 ConocoPhillips                      5,615      286,758
 Exxon Mobil Corp.                   2,235      152,405
 Transocean Ltd*                     2,635      218,178
 Valero Energy Corp.                 6,105      102,259






   Common Stock and
 Short-Term Investments             SHARES        VALUE
------------------------------------------------------------
FINANCIAL - 12.2%
 ACE Ltd*                            2,675    $ 134,820
 American Express Co.                3,165      128,246
 Bank of America Corp.               7,170      107,980
 Berkshire Hathaway, Inc.*              61      200,446
 HCC Insurance Holdings, Inc.        5,160      144,325
 JPMorgan Chase & Co.                4,680      195,016
 Loews Corp.                         4,955      180,114
 Travelers Cos., Inc.                2,975      148,334

INDUSTRIAL - 11.9%
 Boeing Co.                          5,130      277,687
 Burlington Northern Santa Fe        1,125      110,948
 General Dynamics Corp.              2,940      200,420
 General Electric Co.                9,315      140,936
 L-3 Communications Holdings         2,490      216,506
 Northrop Grumman Corp.              4,745      265,008

TECHNOLOGY - 14.0%
 Check Point Software Tech.*         6,020      203,958
 Computer Sciences Corp.*            3,600      207,108
 EMC Corp.*                         13,430      234,622
 International Business Machines     1,545      202,241
 Microsoft Corp.                     9,980      304,190
 Oracle Corp.                       11,075      271,670
                                            ------------
TOTAL COMMON STOCK - 94.9%
 (Cost $9,663,372)                            9,635,184

SHORT-TERM INVESTMENTS - 5.0%
 Fifth Third Inst. Money Market Fund, 0.13% Yield
  (Cost $504,763)                               504,763
                                            ------------
TOTAL INVESTMENTS IN SECURITIES - 99.9%
 (Cost $10,168,135)                          10,139,947

OTHER ASSETS LESS LIABILITIES - 0.1%              6,669
                                            ------------
TOTAL NET ASSETS - 100.0%                  $ 10,146,616
                                           =============


*Securities are non-income producing


             See Notes to Financial Statements
                           -34-

ADVANCE CAPITAL I, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009



                                                 EQUITY      BALANCED      RETIREMENT            CORE
                                            GROWTH FUND          FUND     INCOME FUND     EQUITY FUND
                                          -------------------------------------------------------------
ASSETS
 Investments in securities at value          97,275,220   186,002,555     316,711,381      10,139,947
  (Cost $91,822,972; $175,774,660;
  $327,199,200; $10,168,135, respectively)

 Cash                                             4,119             0               0               0

 Receivables
  Dividends and interest                         56,854     1,189,586       4,309,625          12,485
  Capital shares receivable                           0       218,268           1,654               0
  Note receivable from adviser                1,786,750     1,878,514          62,069               0
 Prepaid expenses                                 8,178        11,481          16,699           3,397
                                          -------------------------------------------------------------
 Total assets                                99,131,121   189,300,404     321,101,428      10,155,829


LIABILITIES
 Accounts payable and accrued expenses           15,615        29,541          47,049           2,232
 Capital shares payable                          11,000         1,000               0               0
 Distributions payable                            3,204         5,920          41,347           6,981
                                          -------------------------------------------------------------
 Total liabilities                               29,819        36,461          88,396           9,213
                                          -------------------------------------------------------------
 Net assets                                  99,101,302   189,263,943     321,013,032      10,146,616
                                          =============================================================


NET ASSETS
 Retail shares
  Net assets                                 98,960,047   189,124,858     319,348,775       9,768,055
  Number of shares outstanding                5,343,659    13,460,192      38,813,467       1,132,677
  Net asset value                                 18.52         14.05            8.23            8.62
                                           ============================================================
 Institutional shares
  Net assets                                    141,255       139,085       1,664,257         378,561
  Number of shares outstanding                    7,639         9,925         202,165          43,674
  Net asset value                                 18.49         14.01            8.23            8.67
                                           ============================================================
 Net assets consist of
  Paid-in capital                           118,938,106   239,944,778     396,444,107      12,341,860
  Accumulated undistributed net realized
   loss on investments                      (25,289,052)  (60,908,730)    (64,943,256)     (2,167,056)
 Net unrealized appreciation (depreciation)
  in value of investments                     5,452,248    10,227,895     (10,487,819)        (28,188)
                                          -------------------------------------------------------------
 Net assets                                  99,101,302   189,263,943     321,013,032      10,146,616
                                          =============================================================



            See Notes to Financial Statements



ADVANCE CAPITAL I, INC.
STATEMENTS OF OPERATIONS
DECEMBER 31, 2009



                                                 EQUITY      BALANCED      RETIREMENT            CORE
                                            GROWTH FUND          FUND     INCOME FUND     EQUITY FUND
                                          -------------------------------------------------------------
INVESTMENT INCOME
 Interest                                        12,842     4,994,625      22,017,412           2,269
 Interest from adviser                          129,240       135,877           4,490               0
 Dividends                                      915,826     2,491,538               0         172,559
 Securities lending income, net                  26,764        31,248          18,243               0
                                          -------------------------------------------------------------
 Total investment income                      1,084,672     7,653,288      22,040,145         174,828


EXPENSES
 Investment advisory fees                       608,343     1,290,791       1,640,818          71,066
 Distribution fees - Retail Class               216,989       460,687         816,277          21,671
 Transfer agent and shareholder
  reporting costs                                57,286       109,869         189,364          17,167
 Custodian fees                                  15,007        29,633          21,792           8,361
 Directors fees and expenses                     12,821        27,266          49,001           1,311
 Professional fees                               60,425       126,041         231,553           2,779
 Registration and filing fees                     7,398         8,615           9,454           5,163
 Other operating expenses                         5,429         6,547           9,746             294
                                          -------------------------------------------------------------
 Total expenses                                 983,698     2,059,449       2,968,005         127,812
                                          -------------------------------------------------------------
 Less: Waiver from adviser                            0             0               0         (11,958)
 Net expenses                                   983,698     2,059,449       2,968,005         115,854
                                          -------------------------------------------------------------
NET INVESTMENT INCOME                           100,974     5,593,839      19,072,140          58,974


NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments           (8,563,064)  (20,703,829)     (9,380,663)       (829,180)
  Net change in unrealized
    gain on investments                      39,707,704    51,619,116      41,919,561       3,354,602
                                          -------------------------------------------------------------
NET GAIN ON INVESTMENTS                      31,144,640    30,915,287      32,538,898       2,525,422
                                          -------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                   31,245,614    36,509,126      51,611,038       2,584,396
                                          =============================================================



         See Notes to Financial Statements
                              -36-



ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSESTS
YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                             EQUITY GROWTH FUND                 BALANCED FUND
                                                           2009              2008           2009             2008
                                                       ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income (loss)                          $   100,974           (27,396)       5,593,839        8,024,764
  Net realized loss on investments                       (8,563,064)      (16,695,215)     (20,703,829)     (40,006,995)
  Net change in unrealized gain (loss) on investments    39,707,704       (78,434,706)      51,619,116      (85,864,337)
                                                       ------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
    from operations                                      31,245,614       (95,157,317)      36,509,126     (117,846,568)


 Distributions to Shareholders:
  Net investment income
   Retail shares                                           (161,087)                0       (5,676,145)      (8,077,935)
  Institutional shares                                         (230)                0           (4,080)          (4,364)
 Net realized gain on investments
  Retail shares                                                   0          (131,227)               0         (135,076)
 Institutional shares                                             0              (147)               0              (79)
                                                       ------------------------------------------------------------------
 Total distributions to shareholders                       (161,317)         (131,374)      (5,680,225)      (8,217,454)


Share Transactions:
 Retail shares
  Net proceeds from sale of shares                        6,211,196        10,579,930       11,827,699       24,858,434
  From adviser (See Note 5)                                       0         2,020,399                0        2,124,247
  Reinvestment of distributions                             157,883           129,469        5,591,098        8,095,915
  Cost of shares reacquired                             (22,433,720)      (54,260,586)     (59,299,141)    (109,092,577)
                                                       ------------------------------------------------------------------
  Net change                                            (16,064,641)      (41,530,788)     (41,880,344)     (74,013,981)
                                                       ------------------------------------------------------------------
 Institutional shares
  Net proceeds from sale of shares                           31,090            49,700                0           10,000
  From adviser (See Note 5)                                       0                91                0               11
  Reinvestment of distributions                                 230               144                2              145
  Cost of shares reacquired                                 (23,551)                0                0           (6,434)
                                                       ------------------------------------------------------------------
  Net change                                                  7,769            49,935                2            3,722
                                                       ------------------------------------------------------------------
 Net decrease derived from share transactions           (16,056,872)      (41,480,853)     (41,880,342)     (74,010,259)


NET ASSETS
 Beginning of year                                       84,073,877       220,843,421      200,315,384      400,389,665
                                                       ------------------------------------------------------------------
 End of year                                            $99,101,302        84,073,877      189,263,943      200,315,384
                                                       ==================================================================


ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME                                  $         0            58,067                0           43,575
                                                       ==================================================================


NUMBER OF SHARES
 Retail shares
  Sold                                                      413,293           536,237          953,744        1,609,904
  Shares issued from reinvestment of distributions            8,525            10,534          455,411          552,680
  Reacquired                                             (1,604,811)       (3,174,033)      (4,909,138)      (7,866,419)
                                                       ------------------------------------------------------------------
  Net change                                             (1,182,993)       (2,627,262)      (3,499,983)      (5,703,835)
                                                       ------------------------------------------------------------------
 Institutional shares
  Sold                                                        1,937             2,330                0              593
  Shares issued from reinvestment of distributions               12                12                0               10
  Reacquired                                                 (1,529)                0                0             (596)
                                                       ------------------------------------------------------------------
  Net change                                                    420             2,342                0                7
                                                       ------------------------------------------------------------------
 Net decrease in shares outstanding                      (1,182,573)       (2,624,920)      (3,499,983)      (5,703,828)


 Outstanding:
  Beginning of year                                       6,533,871         9,158,791       16,970,100       22,673,928
                                                       ------------------------------------------------------------------
  End of year                                             5,351,298         6,533,871       13,470,117       16,970,100
                                                       ==================================================================


           See Notes to Financial Statements
                          -37-



ADVANCE CAPITAL I, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                           RETIREMENT INCOME FUND             CORE EQUITY FUND
                                                           2009              2008           2009             2008
                                                       ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 Operations:
  Net investment income                                 $   19,072,140        23,668,625          58,974          71,137
  Net realized loss on investments                          (9,380,663)      (40,944,950)       (829,180)     (1,337,876)
  Net change in unrealized gain on investments              41,919,561       (49,723,953)      3,354,602      (3,382,790)
                                                       ------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
   from operations                                          51,611,038       (67,000,278)      2,584,396      (4,649,529)


 Distributions to Shareholders:
  Net investment income
   Retail shares                                           (19,717,218)      (23,498,704)        (56,786)        (71,136)
   Institutional shares                                       (103,973)         (296,931)         (2,188)             (1)
                                                       ------------------------------------------------------------------
  Total distributions to shareholders                      (19,821,191)      (23,795,635)        (58,974)        (71,137)


 Share Transactions:
  Retail shares
   Net proceeds from sale of shares                         24,166,159        87,120,122         923,983      15,171,510
   From adviser (See Note 5)                                         0            68,873               0               0
   Reinvestment of distributions                            19,345,674        23,076,657          49,804          63,014
   Cost of shares reacquired                               (96,634,621)      (86,646,005)     (2,123,586)     (2,136,903)
                                                       ------------------------------------------------------------------
  Net change                                               (53,122,788)       23,619,647      (1,149,799)     13,097,621
                                                       ------------------------------------------------------------------

 Institutional shares
  Net proceeds from sale of shares                                   0         4,788,239         300,000         250,000
  From adviser (See Note 5)                                          0             1,316               0               0
  Reinvestment of distributions                                  2,204             7,763           2,188               0
  Cost of shares reacquired                                   (331,579)       (5,385,450)              0        (158,150)
                                                       ------------------------------------------------------------------
  Net change                                                  (329,375)         (588,132)        302,188          91,850
                                                       ------------------------------------------------------------------
 Net increase (decrease) derived from share transactions   (53,452,163)       23,031,515        (847,611)     13,189,471


NET ASSETS
 Beginning of year                                         342,675,348       410,439,746       8,468,805               0
 End of year                                           $   321,013,032       342,675,348      10,146,616       8,468,805
                                                       ===================================================================

ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME                                               0             2,122               0               0
                                                       ------------------------------------------------------------------
NUMBER OF SHARES
 Retail shares
  Sold                                                       3,128,915        10,454,190         128,387       1,579,011
  Shares issued from reinvestment of distributions           2,470,138         2,708,489           5,777           9,680
  Reacquired                                               (12,494,358)      (10,499,646)       (302,300)       (287,878)
                                                       ------------------------------------------------------------------
  Net change                                                (6,895,305)        2,663,033        (168,136)      1,300,813
                                                       ------------------------------------------------------------------
 Institutional shares
  Sold                                                               0           511,957          43,415          25,000
  Shares issued from reinvestment of distributions                 297               947             253               0
  Reacquired                                                   (45,066)         (637,114)              0         (24,994)
                                                       ------------------------------------------------------------------
  Net change                                                   (44,769)         (124,210)         43,668               6
                                                       ------------------------------------------------------------------
  Net increase (decrease) in shares outstanding             (6,940,074)        2,538,823        (124,468)      1,300,819


 Outstanding:
  Beginning of year                                         45,955,706        43,416,883       1,300,819               0
                                                       ------------------------------------------------------------------
  End of year                                               39,015,632        45,955,706       1,176,351       1,300,819
                                                       ==================================================================


        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

Note 1. ORGANIZATION OF THE COMPANY
Advance Capital I, Inc. (the "COMPANY") is a Maryland Corporation organized on March 6, 1987 that commenced operations on August
5, 1987. The COMPANY is registered under the Investment Company
Act of 1940, as amended, as an open-end, diversified management investment company (a mutual fund) offering shares in the following portfolios: Equity Growth Fund, Balanced Fund, Retirement Income
Fund and the Core Equity Fund (collectively the "Funds"). Advance Capital Management, Inc. ("MANAGEMENT" or "Adviser") (a wholly owned subsidiary of Advance Capital Group, Inc.) is the COMPANY's investment adviser.

The Funds offer Retail Class shares and Institutional Class shares, each of which has equal rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. The two share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Under the COMPANY's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.



Note 2. ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the COMPANY.


Security Valuation
Equity securities for which exchange quotations are readily available are valued at the last quoted market price at the time the valuations are made and debt securities are valued using prices furnished by an independent third party pricing service. The independent third party pricing service may use a matrix, formula or other objective method that considers the effect of market indices, yield curves and other specific adjustments to determine market price. When reliable market quotations are not readily available or are considered unreliable, securities are priced at their fair value, determined according to procedures adopted by the Board of Directors, which may include using an independent pricing service. Fair value procedures may also be used if the COMPANY determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which a fund's net asset value is calculated. Money market instruments or short-term debt held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost which approximates value.


Fair Value Measurement
As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. Generally accepted accounting principles ("GAAP") establish a hierarchy that prioritizes inputs to valuation methods.

The three levels of the fair value hierarchy are described below:

  Level 1 - quoted prices in active markets for identical securities

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

  Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund's investments as of December 31, 2009:



                                   Equity        Balanced          Retirement             Core
      Valuation Inputs        Growth Fund            Fund         Income Fund      Equity Fund
----------------------------------------------------------------------------------------------------
Level 1 - Quoted Prices:

     Common Stock*            $ 96,915,157       $116,675,167     $          0     $  9,635,184
     Short-term Investments        360,063          1,916,531        2,687,432          504,763


Level 2 - Other Significant
          Observable Inputs:

     Fixed Income Securities*            0         67,410,857      313,493,949                0

Level 3 - Significant
          Unobservable Inputs:

     Fixed Income Securities*            0                  0          530,000                0
----------------------------------------------------------------------------------------------------
  Total Market Value
    of Investments             $97,275,220       $186,002,555     $316,711,381      $10,139,947
----------------------------------------------------------------------------------------------------


  * Please refer to the Schedule of Investments to view common stock and fixed income securities segregated by industry type.



The following is a reconciliation of the Level 3 investments in fixed income securities for the year ended December 31, 2009:



                                   Equity        Balanced          Retirement             Core
      Valuation Inputs        Growth Fund            Fund         Income Fund      Equity Fund
----------------------------------------------------------------------------------------------------
Balance as of 12/31/08           $611,436            $736,674        $1,482,370              $0

Accrued discounts/premiums              0                   0                 0               0

Realized gain/loss               (914,404)         (1,057,220)         (424,074)              0

Change in unrealized
  appreciation (depreciation)     552,708             598,535           (53,997)              0

Net purchases (sales)            (249,740)           (277,989)         (474,299)              0

Transfers in to (out of) level 3        0                   0                 0               0
----------------------------------------------------------------------------------------------------
Balance as of 12/31/09                 $0                  $0          $530,000              $0
----------------------------------------------------------------------------------------------------



The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held in the Retirement Income Fund at December 31, 2009 is $(170,000).

Allocation of Income, Expenses, Gains and Losses
Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and lossesare allocated on a daily basis to each class of shares based upon their relative net assets. Class-specific fees and expenses are charged directly to the respective share class.


Federal Income Taxes
It is each Fund's policy to meet the requirements to qualify each year as a registered investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is provided. Capital losses are available to offset future capital gains, if any.

As of December 31, 2009, there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. During the period, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2006.


Dividends
Income dividends in the Balanced Fund and Retirement Income Fund are declared daily, except on Saturdays, Sundays and holidays and are paid monthly on the last business day of the month. Income dividends in the Equity Growth Fund and Core Equity Fund, if any, are declared annually and paid on the last business day of the year. Capital gain distributions, if any, are declared annually and paid in December. Dividends to shareholders are recorded on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require a reclassification. As of December 31, 2009, the Funds made reclassifications to increase or (decrease) the components of net assets as detailed below:



                                  Undistributed net      Accumulated net realized
                                  Investment Income           loss on investments      Paid-in capital
-------------------------------------------------------------------------------------------------------
Equity Growth Fund                      $2,276                         $0                     ($2,276)

Balanced Fund                           42,811                    (42,811)                          0

Retirement Income Fund                 746,929                  1,719,396                  (2,466,325)

Core Equity Fund                             0                          0                           0



Other
Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Premium and discount on fixed income securities are amortized using the effective interest method. Realized gains and losses on security transactions are determined on the specific identification method for book and tax purposes. Paydown gains and losses on mortgage-backed and asset-backed securities are recorded as adjustments to interest income in the Statement of Operations. Net investment losses, for which no carryover is permitted, are offset against paid in capital. MANAGEMENT has evaluated subsequent events through February
17, 2010, the date the financial statements were issued.

Note 3. SECURITIES LENDING
Credit Suisse, New York Branch, served as the lending manager for the Funds pursuant to a Securities Lending Management Agreement (the "Lending Agreement"). The Lending Agreement was terminated on March 27, 2009. As of that date, all outstanding loans had been recalled, all loaned securities were returned to the Funds and all cash collateral was returned to the borrowers.


Note 4. TRANSACTIONS WITH AFFILIATES
T. Rowe Price Associates, Inc. ("TRPA") serves as sub-adviser for that portion of the portfolio of assets of the Equity Growth
Fund and Balanced Fund which are determined by MANAGEMENT to be invested in common stocks. Seizert Capital Partners, LLC ("Seizert") serves as sub-adviser for the Core Equity Fund. Advance Capital Services, Inc. ("SERVICES") (also a wholly owned subsidiary of Advance Capital Group, Inc.) is the distributor of the COMPANY's shares. Advance Capital Group, Inc. ("GROUP") is the COMPANY's Administrator, Transfer Agent and Dividend Disbursing Agent. For services provided by MANAGEMENT, the COMPANY pays a fee on an annual basis equal to .70% of the average daily net assets for the first
$500 million and .65% of the average daily net assets exceeding
$500 million of the Equity Growth and Balanced Funds and .50% of the average daily net assets for the first $500 million and .45% of the average daily net assets exceeding $500 million of the Retirement Income Fund and .80% of the average daily net assets of the Core Equity Fund. For its services, TRPA is paid a fee by MANAGEMENT on an annual basis equal to .20% of the average daily net assets of the Equity Growth Fund and that portion of the Balanced Fund invested in common stocks for the first $100 million of assets managed and .15% of the average daily net assets exceeding $100 million. For its services, Seizert is paid a fee by MANAGEMENT on an annual basis equal to .40% of the average daily net assets of the Core Equity Fund. GROUP provides administrative, transfer agent and dividend disbursing agent services to the COMPANY. The COMPANY will compensate SERVICES for expenses incurred in connection with the distribution of Retail Class shares of the Equity Growth, Balanced Retirement Income and Core Equity, at .25% of each fund's average daily net assets.


The COMPANY was charged investment advisory fees of $3,611,018 by MANAGEMENT for 2009. The COMPANY was charged distribution fees of $1,515,624 by SERVICES for Retail Class shares for 2009.

Certain officers and directors of GROUP, MANAGEMENT, and SERVICES, are also officers and directors of the COMPANY. Director's fees are only paid to independent directors and consist of a $16,400 annual retainer. The Chairman of the Board receives an additional 50% in compensation.



Note 5. NOTE RECEIVABLE FROM ADVISER
During October 2008, the COMPANY determined it had incorrectly valued the securities purchased with the cash collateral received from the securities lending program resulting in an overstatement of net assets. Reimbursements to the Funds impacted by this error are represented as receivables from the Adviser. The receivables were established as unsecured promissory notes. The terms of the notes include payment over 7 years at an interest rate of 3.5% above the prime rate (prime rate at December 31, 2009: 3.25%), reset from time to time as the prime rate changes, with interest and principal payable over 84 monthly installments. The effective date of the notes is January 1, 2009. The notes may be repaid in full or in part at any time without penalty.


Note 6. INVESTMENT PORTFOLIO TRANSACTIONS
The cost of purchases and proceeds from sales of investments, other than short-term obligations and U.S. Government securities, for 2009 were as follows:


                Equity                  Retirement    Core
           Growth Fund   Balanced Fund  Income Fund   Equity Fund
          -------------------------------------------------------
Purchases  $22,895,742     $85,576,255 $186,446,863    $2,826,948
Sales       33,103,061     118,539,323  238,585,453     3,713,716

At December 31, 2009, the gross unrealized net appreciation and depreciation of securities for financial reporting purposes consisted of the following:

                       Equity                   Retirement    Core
                  Growth Fund   Balanced Fund   Income Fund   Equity Fund
                 --------------------------------------------------------
Unrealized
 Appreciation     $18,901,639     $20,826,420   $12,431,981      $849,618

Unrealized
 Depreciation     (13,485,170)    (10,656,282)  (22,919,800)     (880,127)
                 ---------------------------------------------------------
Net Unrealized
 Appreciation/
  (Depreciation)*  $5,416,469     $10,170,138  ($10,487,819)     ($30,509)

Tax Cost          $91,858,751    $175,832,417  $327,199,200   $10,170,456


*The differences between book basis and tax basis unrealized appreciation is attributable primarily to tax deferral of losses on wash sales.


Note 7. AUTHORIZED SHARES
The COMPANY has one billion authorized shares of common stock, par value of $.001 per share. Each of the COMPANY's three portfolios has 150 million shares authorized for Retail Class shares and 100 million shares authorized for Institutional Class shares.


Note 8. FEDERAL INCOME TAX INFORMATION
The tax characteristics of distributions paid to shareholders during the years ended December 31, 2009 and 2008 were as follows:



                         Distributions                                         Total
                             Paid from       Long Term     Return of   Distributions
2009                   Ordinary Income    Capital Gain       Capital            Paid
-------------------------------------------------------------------------------------------
Equity Growth Fund         $161,317              $0              $0          $161,317
Balanced Fund             5,680,225               0               0         5,680,225
Retirement Income Fund   19,821,191               0               0        19,821,191
Core Equity Fund             58,974               0               0            58,974




                         Distributions                                         Total
                             Paid from       Long Term     Return of   Distributions
2008                   Ordinary Income    Capital Gain       Capital            Paid
-------------------------------------------------------------------------------------------
Equity Growth Fund          $95,028            $36,346            $0         $131,374
Balanced Fund             8,217,754                  0             0        8,217,754
Retirement Income Fund   23,797,706                  0             0       23,797,706
Core Equity Fund             71,137                  0             0           71,137



As of December 31, 2009 the components of accumulated earnings/(deficit) on a tax basis were as follows:


                                                                                               Total
                           Undistributed                   Accumulated     Unrealized     Accumulated
                                Ordinary   Distributions   Capital and   Appreciation/       Earnings/
                                  Income         Payable  Other Losses  (Depreciation)       (Deficit)
                         ----------------------------------------------------------------------------------
Equity Growth Fund                    $0              $0  ($25,253,273)    $5,416,469    ($19,836,804)
Balanced Fund                      3,859               0   (60,854,832)    10,170,138     (50,680,835)
Retirement Income Fund                 0               0   (64,943,256)   (10,487,819)    (75,431,075)
Core Equity Fund                       0               0    (2,164,735)       (30,509)     (2,195,244)



At December 31, 2009, capital loss carryovers and their expiration dates were as follows:


                         Equity                   Retirement         Core
                         Growth   Balanced Fund  Income Fund  Equity Fund
                     -------------------------------------------------------
December 31, 2010            $0              $0   $4,730,077*          $0
December 31, 2011             0               0            0            0
December 31, 2012             0               0            0            0
December 31, 2013             0               0            0            0
December 31, 2014             0               0    4,753,678            0
December 31, 2015             0               0    4,259,949            0
December 31, 2016    16,690,209      40,128,297   41,071,960    1,337,875
December 31, 2017     8,563,064      20,726,535   10,127,592      826,860
                     -------------------------------------------------------
Total               $25,253,273     $60,854,832  $64,943,256   $2,164,735


Capital loss carryover of $2,466,325 for the Retirement Income Fund expired on December 31, 2009.

*$918,058 of capital loss carryovers which expire in 2010 are limited as a result of prior year ownership change.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To The Shareholders and Board of Directors
Advance Capital I, Inc.


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, for Advance Capital I, Inc., comprised of the Equity Growth Fund, Balanced Fund, Retirement Income Fund and Core Equity Fund (the "Funds") as of December 31, 2009, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the period ended December 31, 2008 and financial highlights for the periods indicated prior to December 31, 2009, were audited by another independent registered public accounting firm, who expressed an unqualified opinion on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the Funds' custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advance Capital I, Inc. as of December 31, 2009, and the results of its operations, the changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

<S/> Cohen Fund Audit Services
COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
February 17, 2010

ADDITIONAL INFORMATION (UNAUDITED)


MANAGEMENT OF THE FUND
Advance Capital I, Inc. is managed by a Board of Directors. The Directors are responsible for managing the company's business affairs and for exercising all the company's powers except those reserved for the shareholders.
Officers and Directors of the COMPANY, their addresses, and principal occupations during the last five years, are as follows:


                                                                                            Number of     Other
                           Position(s) &    Year      Principal Occupations                 Portfolios    Directorships
Name and Address           Office(s)        Elected*  During past 5 Years                   Overseen      Held**
--------------------------------------------------------------------------------------------------------------------------
"INTERESTED"
DIRECTORS***
--------------------------------------------------------------------------------------------------------------------------
Robert J. Cappelli         President,       2004      President and Treasurer, Advance      4             None
One Towne Square           Treasurer                  Capital I, Inc.; Vice President &
Suite 444                                             Treasurer, Advance Capital Services,
Southfield, MI 48076       Treasurer        1987      Inc.
Age 58

--------------------------------------------------------------------------------------------------------------------------
"NOT-INTERESTED"
DIRECTORS
--------------------------------------------------------------------------------------------------------------------------
Joseph A. Ahern            Director         1995       Attorney; President; Ahern Fleury    4             None
One Towne Square                                       since March 2009; Attorney;
Suite 444                  Independent                 President and Shareholder; Stark,
Southfield, MI 48076       Chairman         2005       Reagan, P.c., from prior to 2004 to
Age 51                                                 March 2009 (Attorneys)
--------------------------------------------------------------------------------------------------------------------------
Susan E. Burns             Director         2008       President, St. Johns Health          4             None
One Towne Square                                       Foundation since July 2008;
Suite 444                                              President, Wayne State University
Southfield, MI 48076                                   Foundation and Vice President,
Age 48                                                 Development and Alumni Affairs
                                                       from prior to 2004 until July 2008.
--------------------------------------------------------------------------------------------------------------------------
Janice E. Loichle          Director         2001      Retired; former Vice President,       4             None
One Towne Square                                      Chief Integration Officer and Chief
Suite 444                                             of Local Exchange Operations, XO
Southfield, MI 48076                                  Communications, Inc. (formerly
Age 61                                                NEXTLINK Communications);
                                                      President, NEXTLINK Solutions
                                                      (Telecommunications)
-------------------------------------------------------------------------------------------------------------------------



                                                                                            Number of     Other
                           Position(s) &    Year      Principal Occupations                 Portfolios    Directorships
Name and Address           Office(s)        Elected*  During past 5 Years                   Overseen      Held**
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Thomas L. Saeli            Director         2000      Chief Executive Officer, Noble            4          None
One Towne Square                                      International, Ltd. March 2006
Suite 444                                             to April 2009 (Automotive
Southfield, MI 48076                                  Supplier); Vice President-Corporate
Age 52                                                Development, Lear Corporation,
                                                      from prior to 2004 until March
                                                      2006 (Automotive Supplier)
--------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------
Christopher M. Kostiz      Vice President   2003      Vice President, Advance Capital           4          None
One Towne Square                                      I, Inc.; President, Advance Capital
Suite 444                                             Management, Inc.; Senior Portfolio
Southfield, MI 48076                                  Manager, Advance Capital
Age 41                                                Management, Inc.
--------------------------------------------------------------------------------------------------------------------------
Kathy J. Harkleroad        Vice President,  1996      Vice President, CCO and Secretary,        4         None
One Towne Square           Chief Compliance           Advance Capital I, Inc. and Advance
Suite 444                  Officer and                Capital Group, Inc.; Marketing
Southfield, MI 48076       Secretary                  Director, Advance Capital Services,
Age 57                                                Inc.
--------------------------------------------------------------------------------------------------------------------------
Julie A. Katynski          Vice President   2003      Vice President & Assistant                4         None
One Towne Square           and Assistant              Secretary, Advance Capital I, Inc.;
Suite 444                  Secretary                  Vice President-Finance, Advance
Southfield, MI 48076                                  Captial Group, Inc., Controller,
Age 44                                                Advance Capital Group, Inc.
--------------------------------------------------------------------------------------------------------------------------



  *There is no set term of office for Directors and Officers. The
   Independent Directors have adopted a retirement policy, which calls for the retirement of Directors in the year in which they reach the age of 70.

 **This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

***Officers of the Funds are "interested persons" as defined in the Investment Company Act of 1940.

Expense Examples:
As a shareholder of the Advance Capital I, Inc. Funds, you incur ongoing costs, including management fees; distribution (and/or service) 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Advance Capital I, Inc. Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.


Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.





                         Beginning         Ending        Expense Paid        Expense Ratio
                     Account Value  Account Value       During Period*       During Period
                            7/1/09       12/31/09   7/1/09 - 12/31/09    7/1/09 - 12/31/09
---------------------------------------------------------------------------------------------
Equity Growth Fund
 Retail shares           $1,000.00      $1,240.80               $6.38                1.13%
 Institutional shares     1,000.00       1,242.10                4.97                0.88%
---------------------------------------------------------------------------------------------
Balanced Fund
 Retail shares           $1,000.00      $1,158.30               $6.09                1.12%
 Institutional shares     1,000.00       1,159.20                4.73                0.87%
---------------------------------------------------------------------------------------------
Retirement Income Fund
 Retail shares           $1,000.00      $1,085.40               $4.78                0.91%
 Institutional shares     1,000.00       1,086.70                3.47                0.66%
---------------------------------------------------------------------------------------------
Core Equity Fund
 Retail shares           $1,000.00      $1,245.70               $7.42                1.31%
 Institutional shares     1,000.00       1,247.60                5.89                1.04%



*Expenses are equal to the average account value times each Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example For Comparison Purposes
The table below provides information about the hypothetical values and hypothetical expenses based on each Advance Capital I, Inc. Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.




                         Beginning         Ending        Expense Paid        Expense Ratio
                     Account Value  Account Value       During Period*       During Period
                            7/1/09       12/31/09   7/1/09 - 12/31/09    7/1/09 - 12/31/09
---------------------------------------------------------------------------------------------
Equity Growth Fund
 Retail shares           $1,000.00      $1,019.51               $5.75                 1.13%
 Institutional shares     1,000.00       1,020.77                4.48                 0.88%
---------------------------------------------------------------------------------------------
Balanced Fund
 Retail shares           $1,000.00      $1,019.56               $5.70                 1.12%
 Institutional shares     1,000.00       1,020.82                4.43                 0.87%
---------------------------------------------------------------------------------------------
Retirement Income Fund
 Retail shares           $1,000.00      $1,020.62               $4.63                 0.91%
 Institutional shares     1,000.00       1,021.88                3.36                 0.66%
---------------------------------------------------------------------------------------------
Core Equity Fund
 Retail shares           $1,000.00      $1,018.60               $6.67                 1.31%
 Institutional shares     1,000.00       1,019.96                5.30                 1.04%


*Expenses are equal to the average account value times each Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Proxy Voting
The policies and procedures that Advance Capital I, Inc. uses to determine how to vote proxies relating to portfolio securities is available on the SEC's website at www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2009 is available at (1) without charge, upon request, by calling (800) 345-4783, and (2) on the SEC's website at www.sec.gov.


Quarterly Portfolio Schedule
The Advance Capital I, Inc. Funds file with the SEC a complete schedule of its portfolio holdings as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) This information is also available without charge , upon request, by calling (800) 345-4783.

BOARD OF DIRECTORS' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS
The Investment Company Act of 1940 requires that the Board of Directors, including a majority of the Independent Directors voting separately, annually approve the Company's investment advisory agreement and any sub-advisory agreement (collectively, the "Agreements"). The Directors must determine that the terms of the Agreements are fair and reasonable and that renewal of the Agreements will enable the Funds to receive quality investment advisory services at a cost deemed reasonable and that renewal is in the best interests of the Advance Capital I, Inc. Funds ("the Funds") and their shareholders.

FACTORS CONSIDERED
The Board specifically considered the renewal of these Agreements at its meeting on August 7, 2009. Each Director relied upon personal knowledge of the Advisor, its services and the Funds. In addition, the Directors considered a number of factors in renewing the Agreements including, among other things, (i) the nature, extent and quality of services furnished by the Advisors to the Fund; (ii) the investment performance of the Funds compared to relevant indices and the performance of peer groups of other open-end investment companies pursuing similar strategies, (iii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisors; (iv) the profitability of the Advisors as they relate to their investment advisory relationship with the Funds,
(v) the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies, (vi) the record of compliance with the Funds' investment policies and restrictions, (vii) the Funds' Code of Ethics as well as the structure and responsibilities of the Advisor's compliance department, and (viii) the disclosures included in the Company's reports to shareholders.


DELIVERATIVE PROCESS
To assist the Directors in their evaluation of the quality of the Advisor's services and the reasonableness of the Advisor's fees under the Agreements, the Directors received information from independent legal counsel outlining the factors appropriate for consideration when evaluating investment advisory contracts as well as the duties of directors in approving such contracts. The Directors also requested and received various materials relating to the Advisor's investment services under the Agreements. These materials included a report prepared by the Advisor comparing the Funds advisory fees and expenses to a group of several hundred funds determined to be similar to each of the funds (called the "peer group"). The Advisor's report also included a performance comparison for the Funds against appropriate indexes. In addition, the Board received reports and presentations from the Advisors that described, among other things, the Advisor's financial condition, profitability from their relationship with the Funds, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures.
The Board also considered information received from the Advisors throughout the year, including investment performance and expense ratio reports for the Funds.

The following summarizes matters considered by the Directors in connection with their approval of the Agreements. The decision to approve the Agreements was not based on any single factor and this summary does not detail all the matters which were considered. However, the Directors concluded that each of the factors outlined below favored such approval.


NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED;
ABILITY TO PROVIDE SERVICES
The Directors received and considered various data and information regarding the nature, extent, and quality of services provided to the Funds by the Advisors under these Agreements. The Directors reviewed the background, education and experience of the Advisor's key portfolio management and operational personnel and the amount of attention devoted to the Funds by the Advisors' portfolio management personnel. Accordingly, the Directors were satisfied that the Advisors' investment personnel devote a significant portion of their time and attention to the success of the Funds and their investment strategies. The Directors also considered the Advisor's policies and systems designed to achieve compliance with each Funds' investment objectives and regulatory requirements. Based on these factors, the Directors concluded that the nature, extent, and quality of the investment advisory services are satisfactory, and that the Advisors possess the ability to continue to provide these services to the Funds.

INVESTMENT PERFORMANCE
The Board of Directors considered many variables when assessing the performance of the Advance Capital I Funds including total return, yield and performance against their peer groups. It was noted that the Equity Growth Fund's short and long term performance relative to the category was very solid. The 10 year annualized investment return for the period ended June 30, 2009, ranked in the second quartile by Morningstar (In all quartile rankings referred to throughout this discussion, first quartile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quartile and lowest relative expenses also would be first quartile). It was noted that the Balanced Fund's short and intermediate term performance was at or below the average for the category. The Board noted that the 10 year annualized investment return for the period ended June 30, 2009 ranked in the second quartile by Morningstar. The Directors noted that performance of the Core Equity Fund was very solid relative to the category for the year to date and one year performance (Fund began operations January 2, 2008). The Directors discussed the recent volatile performance of the Retirement Income Fund. They noted the under-performance in 2008 was a direct result of the credit crisis and the most recent out performance in 2009 was attributed to the rebound in the credit markets. The Directors discussed the volatile investment climate over the past year and the actions taken by the advisor during this unprecedented market period. The Board of Directors concluded that based on the management style, long-term investment performance and investment strategy, the renewal of these Agreements was warranted.


COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISERS
The Directors considered each of the Fund's expense ratios against those of a peer group of funds. The Equity Growth Fund and Retirement Income Fund's expense ratios for the twelve months ended
December 31, 2009 were in the first quartile. The Balanced Fund and Core Equity Fund's expense ratios for the comparable period ranked in the second quartile as compared to its peer group. The Directors concluded that each of the Fund's overall expense ratios were lower than those of comparable funds and as such, a benefit to shareholders. The Directors determined that the fees under these Agreements were reasonable and fair in light of both the nature and quality of services provided by the Advisor as compared to fees charged by funds in their respective peer groups.

The Directors also considered the level of the Advisor's profits as it pertained to the management of the Funds. Consideration included a review of the Investment Advisor's methodology for allocating certain of its costs to the management of each fund. The Directors also considered the financial results realized by the Investment Advisor in connection with the operation of the Funds and concluded that the Advisor's profit from management of the Funds, including the financial results derived from the Funds, bear a reasonable relationship to the services rendered and are fair and reasonable for the management of the Funds in light of the business risks involved.



ECONOMIES OF SCALE
The Directors considered whether the Funds had appropriately benefited from any existing economies of scale and whether there was potential for any further reduction of fees. The Directors concluded that the existing fee structures reflected the appropriate economies of scale.

APPROVAL
The Directors, in light of the Advisor's overall performance, considered it appropriate to continue the management services of the Advisor. Based upon their evaluation of all material factors deemed relevant and the advice of counsel, the Directors concluded that the Agreements with the Funds are fair and reasonable and unanimously voted to approve the continuation of the Agreements for another year.

(This page intentionally left blank)

AN INVESTMENT COMPANY
WITH FOUR FUNDS
Equity Growth Fund
Balanced Fund
Retirement Income Fund
Core Equity Fund


Advance Capital I, Inc.


Investment Advisor:
Advance Capital Management, Inc.
One Towne Square, Suite 444
Southfield, Michigan 48076


Sub-Advisor:
(Equity Growth and Balanced Funds)
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
(Core Equity Fund)
Seizert Capital Partners, LLC
185 West Oakland
Birmingham, MI 48009


Distributor:
Advance Capital Services, Inc.
P.O. Box 3144
Southfield, Michigan 48037
Administrator and Transfer Agent:
Advance Capital Group, Inc.
P.O. Box 3144
Southfield, Michigan 48037


Custodian:
Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, Ohio 45263


Independent Registered Public
Accounting Firm:
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, OH 44145


Officers:
Robert J. Cappelli, President & Treasurer
Christopher M. Kostiz, Vice President
Kathy J. Harkleroad, Vice President,
Chief Compliance Officer & Secretary
Julie A. Katynski, Vice President & Assistant Secretary


Board of Directors:
Joseph A. Ahern
Susan E. Burns
Robert J. Cappelli
Janice E. Loichle
Thomas L. Saeli


Annual Report
December 31, 2009

Item 2.  Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there have been no amendments to such code of ethics nor were any waivers to such code of ethics granted.
A copy of the code of ethics is filed as an exhibit to this Form N-CSR.



Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that independent directors Janice Loichle and Thomas Saeli qualify as Audit Committee financial experts. The designation of a person as an "Audit Committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "Audit Committee financial expert" designation. Similarly, the designation of a person as an "Audit Committee financial expert" does not affect the duties, obligations, or liability of any other members of the Audit Committee or Board of Directors.



Item 4.  Principal Accountant Fees and Services.

a) Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $64,000 for year ended December 31, 2009 and $270,000 for year ended
December 31, 2008.

b) Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item were $0 for year ended December 31, 2009 and $0 for year ended December 31, 2008.

c) Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $14,000 in the year ended December 31, 2009 and $65,855 in the year ended
December 1, 2008. Such services include review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns and routine tax consulting.

d) All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this item were $0 for year ended December 31, 2009 and $0 for year ended December 31, 2008.

e) (1) Audit Committee Pre-Approval Policies and Procedures




ADVANCE CAPITAL I, INC.
PRE-APPROVAL POLICIES AND PROCEDURES

As adopted by the AUDIT COMMITTEE of the Board of Directors of the Advance Capital I, Inc. Funds ("Funds")

The Sarbanes-Oxley Act of 2002 ("Act") and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules") require that the funds' audit Committee of the Board of Directors ("Audit Committee") pre-approve all audit and non-audit services provided to the fund by its independent accountant ("Auditor"). It also covers any non-audit services provided by the Auditor to the Funds' investment adviser or affiliates of the adviser that provide ongoing services to the Fund ("Service Affiliates") IF these services directly impact the Funds' operations and financial reporting.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and non-audit services provided by the Auditor to the funds and Service Affiliates. These policies and procedures do not apply to audit services provided to Service Affiliates by the Auditors, nor do they apply to services provided by another audit firm.

These policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Fund may request and secure pre-approval of audit and non-audit services with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.



A.   GENERAL


1. The Audit Committee must pre-approve all audit and non-audit services that the Auditor provides to the Fund.


2. The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the auditor's engagement IF the non-audit services directly impact the fund's operations and financial reporting.



B.   PRE-APPROVAL OF AUDIT SERVICES TO THE FUND

1. The audit Committee shall approve the engagement of the auditor to certify the fund's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Designated Member (see Section D below). In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the fund will receive.

2. The Audit Committee shall report to the Board of Directors
(the "Board") its approval of the Engagement and the proposed fees for such Engagement, as well as the basis for such approval.

3. Unless otherwise in accordance with applicable law, the Engagement shall require that the Auditor be selected by a vote, cast in person, of a majority of the members of the Fund's Board who are "not interested" persons of the Board (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent directors").



C. Pre-Approval of Non-Audit Services to the Fund and to Service
   Affiliates--by Types of Services

1. The Audit Committee may pre-approve certain types of non-audit services to the Fund and its Service Affiliates pursuant to this Section C.

2. Annually, when the Audit Committee considers the Engagement of the Auditor, management of the Fund shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of non-audit services that the Fund may request from the Auditor during the fiscal year; and (b) a list of non-audit services directly impacting the funds' operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3. Lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

4. The Audit committee's pre-approval of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the fund to utilize the Auditor for the types of non-audit services so pre-approved, if needed during the fiscal year.

5. A list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the auditor. Periodically, the Auditor will discuss with the Audit committee those non-audit services that have been or are being provided pursuant to this Section C.



D. Pre-Approval of Non-Audit Services to the Fund and to Service
   Affiliates--on a Project -by-Project Basis

1. The Audit Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2. Management of the Fund may submit either to the Audit Committee or to their Designated Member a pre-approval request for one or more non-audit projects. The request shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Designated Member shall request.

3. The Audit Committee shall designate one or more of its members who are "not interested" Directors (each a "Designated Member") to consider any non-audit services to the Fund or any Service Affiliate, which have not been pre-approved by the Audit Committee. The Designated Member shall review, on behalf of the Audit Committee any proposed material change in the nature or extent of any non-audit services previously approved. The fund's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4. The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

  a) Pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Fund or to a Service Affiliate; or

  b) Refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member shall take into account all relevant matters.

5. The Designated Member's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for management of the Fund or Service Affiliate to utilize the auditor for the non-audit services which have been pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter will be presented to the full Audit Committee for its consideration and action.



E.   AMENDMENT; ANNUAL REVIEW

1. The Audit Committee may amend these procedures from time to time.

2. These procedures shall be reviewed annually by the Audit Committee.

F. RECORD KEEPING

1. The Fund shall maintain a written record of all decisions made by the Audit Committee or the Designated Member pursuant to these procedures, together with appropriate supporting material.

2. A record of the approval of any non-audit service pursuant to the de minimis exception provided in the Rules shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3. A copy of these Procedures and any amendments shall be permanently maintained in an easily accessible place. Written records referred to in paragraphs 1 and 2 of this Section F shall be maintained for six years from the end of the fiscal year in which the actions were taken. They will be maintained in an easily accessible location for the first two years.


(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE:

100% of services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f) Percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

g) Non-Audit Fees: The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for year ended December 31, 2009 and $0 for year ended December 31, 2008.

h) Not applicable.


Item 5.  Audit Committee of Listed Registrant.

Not applicable because registrant's shares are not listed for trading on a national securities exchange.


Item 6.  Schedule of Investments.

 Schedule I - Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item I of this Form.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for open-end investment companies.


Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for open-end investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable for open-end investment companies.


Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.


Item 11.  Controls and Procedures.

(a)	The Company maintains a system of disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in its reports filed or submitted under the Investment
Company Act of 1940, as amended (the "1940 Act"), is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to management to allow timely decisions regarding required disclosures.
The Company's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on their evaluation of the disclosure controls and procedures as of December 31, 2009, a date that is within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act
(17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


Item 12.  Exhibits.

(a)(1) Code of Ethics (filed herewith).
(a)(2) Certification pursuant to Rule 30a-2(a) under the 1940 Act and
       Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).
(a)(3) Not applicable.
(b)    Certification  pursuant to Rule 30a-2(b) under the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



ADVANCE CAPITAL I, INC.

By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date: March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /S/ ROBERT J. CAPPELLI
       Robert J. Cappelli, President & Treasurer

Date:  March 9, 2010

By: /S/ CHRISTOPHER M. KOSTIZ
       Christopher M. Kostiz, Vice President

Date:  March 9, 2010

EXHIBIT INDEX

Exhibit No.	Description

(a)(1)	Code of Ethics (filed herewith).
(a)(2)	Certifications  pursuant to Section 302 of the
        Sarbanes-Oxley Act of 2002.
(b)	Certification  pursuant to Section 906 of the Sarbanes-Oxley
        Act of 2002.